As filed with the Securities and Exchange Commission on October 30, 2023

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

THE GEO GROUP, INC.

SEE TABLE OF ADDITIONAL REGISTRANTS

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation or organization)

65-0043078

(I.R.S. Employer Identification Number)

4955 Technology Way

Boca Raton, Florida 33431

(561) 893-0101

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Joe Negron, Esq.

Senior Vice President, General Counsel and Corporate Secretary

The GEO Group, Inc.

4955 Technology Way

Boca Raton, Florida 33431

(561) 893-0101

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Stephen K. Roddenberry, Esq.

Esther L. Moreno, Esq.

Akerman LLP

Three Brickell City Centre

98 Southeast Seventh Street, Suite 1100

Miami, Florida 33131

(305) 374-5600

From time to time after this registration statement becomes effective.

(Approximate date of commencement of proposed sale to the public)

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,“ “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b- 2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Table of Additional Registrants

Exact Name of Subsidiary	State or Other Jurisdiction of Incorporation or Formation	I.R.S. Employer Identification Number
ADAPPT, LLC	Pennsylvania	23-2653056
Arapahoe County Residential Center, LLC	Colorado	84-1145631
B.I. Incorporated	Colorado	84-0769926
Behavioral Acquisition Corp.	Delaware	22-3746193
Behavioral Holding Corp.	Delaware	20-4244005
BI Mobile Breath, Inc.	Delaware	27-1931247
BII Holding Corporation	Delaware	26-3064495
BII Holding I Corporation	Delaware	26-3334669
Broad Real Estate Holdings LLC	Delaware	*
CCC Wyoming Properties, LLC	Wyoming	06-1531669
CCMAS LLC	Delaware	32-0393183
CEC Intermediate Holdings LLC	Delaware	*
CEC Parent Holdings LLC	Delaware	47-3464615
CEC Staffing Solutions LLC	New Jersey	47-4539867
Civigenics Management Services, LLC	Massachusetts	04-3353973
Civigenics, Inc.	Massachusetts	04-3266429
CiviGenics-Texas, Inc.	Texas	74-2870249
Clearstream Development LLC	Delaware	82-1455265
Community Alternatives	Wyoming	06-1536351
Community Corrections, LLC	Colorado	84-0984354
Community Education Centers, Inc.	Delaware	22-3457238
Cornell Companies, Inc.	Delaware	76-0433642
Cornell Corrections Management, LLC	Delaware	74-2650655
Cornell Corrections of Rhode Island, Inc.	Delaware	74-2650654
Cornell Corrections of Texas, Inc.	Delaware	74-2650651
Correctional Properties Prison Finance, LLC	Delaware	*
Correctional Properties, LLC	Delaware	47-2920630
Correctional Services Corporation, LLC	Delaware	11-3182580
Correctional Systems, LLC	Delaware	33-0607766
CPT Limited Partner, LLC	Delaware	*
CPT Operating Partnership L.P.	Delaware	*
Fenton Security, LLC	Pennsylvania	23-2216896
GEO Acquisition II, Inc.	Delaware	01-0882442
GEO Care LLC	Delaware	47-3529923
GEO CC3 Inc.	Delaware	47-3573145
GEO Corrections Holdings, Inc.	Florida	46-1972528
GEO CPM, Inc.	Delaware	*
GEO Holdings I, Inc.	Delaware	56-2635779
GEO International Services, Inc.	Delaware	47-3510903
GEO Leasing, LLC	Florida	46-1288456
GEO Management Services, Inc.	Delaware	47-3556698
GEO MCF LP, LLC	Delaware	*
GEO Operations, Inc.	Florida	36-4868763
GEO RE Holdings LLC	Delaware	65-0853089
GEO Reentry of Alaska, Inc.	Alaska	76-0578707
GEO Reentry Services, LLC	Florida	46-1260559
GEO Reentry, Inc.	Delaware	47-3703578
GEO Secure Services, LLC	Florida	46-1258100
GEO Transport, Inc.	Florida	56-2677868

Exact Name of Subsidiary	State or Other Jurisdiction of Incorporation or Formation	I.R.S. Employer Identification Number
GEO/DEL/R/02, Inc.	Delaware	*
GEO/DEL/T/02, Inc.	Delaware	47-3516062
Highpoint Investments LLC	Delaware	*
MCF GP, LLC	Delaware	*
Minsec Companies, LLC	Pennsylvania	20-4798404
Minsec Treatment, LLC	Pennsylvania	20-8432898
Municipal Corrections Finance, L.P.	Delaware	*
Protocol Criminal Justice, Inc.	Florida	90-1031969
Public Properties Development and Leasing LLC	Delaware	*
SECON, Inc.	Massachusetts	04-3308048
WBP Leasing, LLC	Delaware	76-0546892

*	Not applicable as these entities are disregarded for Federal Income Tax Purposes

Prospectus

Common Stock

Preferred Stock

Debt Securities

Guarantees of Debt Securities

Warrants

Units

We may offer common stock, preferred stock, debt securities, guarantees of debt securities, warrants and units from time to time in amounts, at prices and on terms that will be determined at the time of any such offering.

This prospectus describes the general terms of these securities and the general manner in which we will offer the securities. The specific terms of any securities we offer will be included in a supplement to this prospectus. The prospectus supplement will also describe the specific manner in which we will offer the securities. The prospectus supplements may also add, update or change information contained in this prospectus. You should read this prospectus and any relevant prospectus supplement or free writing prospectus, as well as the documents incorporated or deemed to be incorporated by reference in this prospectus, carefully before you invest. This prospectus may not be used to sell securities unless accompanied by a prospectus supplement or free writing prospectus.

Our common stock is listed on the New York Stock Exchange, or NYSE, under the symbol “GEO.” On October 27, 2023, the last reported sale price of our common stock on the NYSE was $8.80 per share. We will make application to list any shares of common stock sold pursuant to a supplement to this prospectus on the NYSE. We have not determined whether we will list any of the other securities we may offer on any exchange or over-the-counter market. If we decide to seek the listing of any securities, the supplement will disclose the exchange or market.

We may offer securities through underwriting syndicates managed or co-managed by one or more underwriters, or directly to purchasers. The prospectus supplement or free writing prospectus for an offering of securities will describe in detail the plan of distribution for that offering. For general information about the distribution of securities offered, please see “Plan of Distribution” on page 20 of this prospectus.

Investing in these securities involves risks. You should carefully consider the risks incorporated by reference under the “Risk Factors” section of this prospectus on page 9, our filings with the Securities and Exchange Commission (“SEC”) and any applicable prospectus supplement.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is October 30, 2023.

ABOUT THIS PROSPECTUS

This prospectus is part of a Registration Statement on Form S-3 that we filed with the Securities and Exchange Commission, or the SEC, utilizing an “automatic shelf” registration process as a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). Under this shelf registration process, we may, from time to time, sell any combination of securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering and the securities being offered. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any applicable prospectus supplement together with the additional information described below under the heading “Where You Can Find More Information.”

In this prospectus, unless the context otherwise requires or unless the applicable prospectus supplement otherwise indicates, all references to: (i) the “Company,” “The GEO Group, Inc.,” “GEO,” “we,” “us” and “our” mean The GEO Group, Inc., a Florida corporation, and all entities owned or controlled by The GEO Group, Inc.; (ii) “securities” mean, collectively, shares of Common Stock, shares of Preferred Stock, Debt Securities, Guarantees of Debt Securities, Warrants and Units; (iii) “Common Stock” mean shares of common stock of the Company, par value $0.01 per share; (iv) “Preferred Stock” mean shares of preferred stock of the Company, par value $0.01 per share; (v) “Debt Securities” mean the debt securities of the Company that may be offered and sold pursuant to the registration statement to which this prospectus relates; (vi) “Guarantees of Debt Securities” mean the guarantees of debt securities that may be issued by the subsidiaries of the Company listed in the “Table of Additional Registrants”, (vii) “Warrants” mean warrants to purchase securities of the Company that may be offered and sold pursuant to the registration statement to which this prospectus relates and (viii) “Units” mean units consisting of one or more of our Common Stock, Preferred Stock, Debt Securities, Guarantees of Debt Securities or Warrants of the Company that may be offered and sold pursuant to the registration statement to which this prospectus relates.

We prepare our financial statements in U.S. dollars and prepare our financial statements, including all of the financial statements incorporated by reference in this prospectus, in conformity with accounting principles generally accepted in the United States, or U.S. GAAP. Our fiscal year ends on December 31. In this prospectus, except where otherwise indicated, references to “$” or “dollars” are to the lawful currency of the United States.

This prospectus contains summaries of certain provisions contained in some of the documents described herein. Please refer to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of the documents referred to herein have been filed or will be filed or incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under “Where You Can Find More Information.”

We have not authorized any person to provide you with any information other than that contained in or incorporated by reference into this prospectus or any prospectus supplement or that is contained in any free writing prospectus issued by us. We take no responsibility for, and can provide no assurances as to the reliability of, any other information that others may give you. The distribution of this prospectus and sale of the securities in certain jurisdictions may be restricted by law. Persons in possession of this prospectus are required to inform themselves about and observe any such restrictions. We are only offering the securities in states where offers are permitted. You should assume that the information appearing in this prospectus or in any prospectus supplement is accurate as of the date on the front cover of those documents only. Our business, financial condition, results of operations and prospects may have changed since that date.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. This prospectus and the documents incorporated by reference herein contain “forward-looking” statements. “Forward-looking” statements are any statements that are not based on historical information. All statements other than statements of historical facts included in this prospectus and the applicable prospectus supplement, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, legal proceedings, our corporate structure and potential steps to address our future debt maturities, are “forward-looking” statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” or “continue” or the negative of such words or variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements and we can give no assurance that such forward-looking statements will prove to be correct. Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, or “cautionary statements,” include, but are not limited to:

•	our ability to timely build and/or open facilities as planned, successfully manage such facilities and successfully integrate such facilities into our operations without substantial additional costs;

•

our ability to estimate the government’s level of utilization of public-private partnerships for secure services and the impact of any modifications or reductions by our government customers of their utilization of public-private partnerships;

•

our ability to accurately project the size and growth of public-private partnerships for secure services in the U.S. and internationally and our ability to capitalize on opportunities for public-private partnerships;

•

our ability to successfully respond to any challenges or concerns that our government customers may raise regarding their use of public-private partnerships for secure services, including finding other government customers or alternative uses for facilities where a government customer has discontinued or announced that a contract with us will be discontinued;

•

the impact of adopted or proposed executive action or legislation aimed at limiting public-private partnerships for secure facilities, processing centers and community reentry centers or limiting or restricting the business and operations of financial institutions or others who do business with us;

•	our ability to successfully respond to delays encountered by states pursuing public-private partnerships for secure services and cost savings initiatives implemented by a number of states;

•	our ability to activate the inactive beds at our idle facilities;

•	our ability to maintain or increase occupancy rates at our facilities and the impact of fluctuations in occupancy levels on our revenues and profitability;

•

the impact of our termination of our REIT election and the discontinuation of quarterly dividend payments and our ability to maximize the use of cash flows to repay debt, deleverage and internally fund growth;

•

we may fail to realize the anticipated benefits of terminating our REIT election or those benefits may take longer to realize than expected, if at all, or may not offset the costs of terminating our REIT election and becoming a taxable C Corporation;

•

if we failed to remain qualified as a REIT for those years we elected REIT status, we would be subject to additional corporate income taxes and would not be able to deduct distributions to shareholders when computing our taxable income for those years;

•

our ability to expand, diversify and grow our secure services, reentry, community-based services, monitoring services, evidence-based supervision and treatment programs and secure transportation services businesses;

•

our ability to win management contracts for which we have submitted proposals, retain existing management contracts, prevail in any challenge or protest involving the award of a management contract and meet any performance standards required by such management contracts;

•	our ability to raise new project development capital given the often short-term nature of the customers’ commitment to use newly developed facilities;

•	our ability to develop long-term earnings visibility;

•	our ability to successfully conduct our operations in the United Kingdom and South Africa through joint ventures;

•	the impact of the LIBOR transition;

•	the instability of foreign exchange rates, exposing us to currency risks in Australia, the United Kingdom, and South Africa, or other countries in which we may choose to conduct our business;

•	an increase in unreimbursed labor rates;

•	our exposure to rising medical costs;

•	our ability to manage costs and expenses relating to ongoing litigation arising from our operations;

•

our ability to successfully pursue an appeal to reverse the recent unfavorable verdict and judgments in the retrial of the lawsuits in the State of Washington, our company being required to record an accrual for the judgments in the future, and our ability to defend similar other pending litigation and the effect such litigation may have on our company;

•	our ability to accurately estimate on an annual basis, loss reserves related to general liability, workers’ compensation and automobile liability claims;

•	our ability to fulfill our debt service obligations and its impact on our liquidity;

•	our ability to deleverage and repay, refinance or otherwise address our debt maturities in an amount or on the timeline we expect, or at all;

•	despite current indebtedness levels, we may still incur more indebtedness, which could further exacerbate the risks relating to our indebtedness;

•

the covenants in the indentures governing the Convertible Notes, the 6.00% Senior Notes due 2026, the 5.875% Senior Notes due 2024, the 2028 Registered Notes and the 2028 Private Exchange Notes, and the Exchange Credit Agreement impose significant operating and financial restrictions which may adversely affect our ability to operate our business;

•

servicing our indebtedness will require a significant amount of cash and our ability to generate cash depends on many factors beyond our control and we may not be able to generate the cash required to service our indebtedness;

•	because portions of our senior indebtedness have floating interest rates, an increase in interest rates would adversely affect cash flows;

•	we depend on distributions from our subsidiaries to make payments on our indebtedness, and these distributions may not be made;

•	we may not be able to satisfy our repurchase obligations in the event of a change of control because the terms of our indebtedness or lack of funds may prevent us from doing so;

•	the conditional exchange feature of the 6.5% Exchangeable Senior Notes, if triggered, may adversely affect our financial condition;

•

the second lien notes and the related guarantees are effectively subordinated to our and our subsidiary guarantors’ current senior secured indebtedness and structurally subordinated to the indebtedness of our subsidiaries that do not guarantee the second lien notes;

•	it may be difficult to realize the value of the collateral securing the second lien notes and related guarantees;

•	our ability to identify and successfully complete any potential sales of additional Company-owned assets and businesses in commercially advantageous terms on a timely basis, or at all;

•

from time to time, we may not have a management contract with a client to operate existing beds at a facility or new beds at a facility that we are expanding, and we cannot assure you that such a contract will be obtained. Failure to obtain a management contract for these beds will subject us to carrying costs with no corresponding management revenue;

•	negative conditions in the capital markets could prevent us from obtaining future financing on desirable terms, which could materially harm our business;

•

we are subject to the loss of our facility management contracts, due to executive orders, terminations, non-renewals or competitive re-bids, which could adversely affect our results of operations and liquidity, including our ability to secure new facility management contracts from other government customers;

•

our growth depends on our ability to secure contracts to develop and manage new secure facilities, processing centers and community-based facilities and to secure contracts to provide electronic monitoring services, community-based reentry services and monitoring and supervision services, the demand for which is outside our control;

•	we may not be able to meet state requirements for capital investment or locate land for the development of new facilities, which could adversely affect our results of operations and future growth;

•

we partner with a limited number of governmental customers who account for a significant portion of our revenues. The loss of, or a significant decrease in revenues from, these customers could seriously harm our financial condition and results of operations;

•	State budgetary constraints may have a material adverse impact on us;

•	competition for contracts may adversely affect the profitability of our business;

•

we are dependent on government appropriations, which may not be made on a timely basis or at all and may be adversely impacted by budgetary constraints at the federal, state, local and foreign government levels;

•

public and political resistance to the use of public-private partnerships for secure facilities, electronic monitoring and supervision as alternatives to detention, processing centers and community reentry centers could result in our inability to obtain new contracts or the loss of existing contracts, impact our ability to obtain or refinance debt financing or enter into commercial arrangements, which could have a material adverse effect on our business, financial condition, results of operations and the market price of our securities;

•	adverse publicity may negatively impact our ability to retain existing contracts and obtain new contracts;

•	we may incur significant start-up and operating costs on new contracts before receiving related revenues, which may impact our cash flows and may not be recouped;

•	failure to comply with extensive government regulation and applicable contractual requirements could have a material adverse effect on our business, financial condition or results of operations;

•	we may face community opposition to facility locations, which may adversely affect our ability to obtain new contracts;

•

our business operations expose us to various liabilities for which we may not have adequate insurance and may have a material adverse effect on our business, financial condition or results of operations;

•	we may not be able to obtain or maintain the insurance levels required by our government contracts;

•	our exposure to rising general insurance costs;

•

natural disasters, pandemic outbreaks, global political events and other serious catastrophic events could disrupt operations and otherwise materially adversely affect our business and financial condition;

•	our international operations expose us to risks that could materially adversely affect our financial condition and results of operations;

•

we conduct certain of our operations through joint ventures or consortiums, which may lead to disagreements with our joint venture partners or business partners and adversely affect our interest in the joint ventures or consortiums;

•	we are dependent upon our senior management and our ability to attract and retain sufficient qualified personnel;

•	our profitability may be materially adversely affected by inflation;

•	various risks associated with the ownership of real estate may increase costs, expose us to uninsured losses and adversely affect our financial condition and results of operations;

•	risks related to facility construction and development activities may increase our costs related to such activities;

•	the rising cost and increasing difficulty of obtaining adequate levels of surety credit on favorable terms could adversely affect our operating results;

•	adverse developments in our relationship with our employees could adversely affect our business, financial condition or results of operations;

•

technological changes could cause our electronic monitoring products and technology, including our recently launched BI VeriWatch™ wrist-worn device, to become obsolete or require the redesign of our electronic monitoring products, which could have a material adverse effect on our business;

•

any negative changes in the level of acceptance of or resistance to the use of electronic monitoring products, including our recently launched BI VeriWatch™ wrist-worn device, and services by governmental customers could have a material adverse effect on our business, financial condition and results of operations;

•

we depend on a limited number of third parties to manufacture and supply quality infrastructure components for our electronic monitoring products. If our suppliers cannot provide the components or services we require in a timely manner and/or with such quality as we expect, our ability to market and sell our electronic monitoring products and services could be harmed;

•	the interruption, delay or failure of the provision of our services or information systems could adversely affect our business;

•	an inability to acquire, protect or maintain our intellectual property and patents in the electronic monitoring space could harm our ability to compete or grow;

•

our electronic monitoring products could infringe on the intellectual property rights of others, which may lead to litigation that could itself be costly, could result in the payment of substantial damages or royalties, and/or prevent us from using technology that is essential to our products;

•

we license intellectual property rights in the electronic monitoring space, including patents, from third party owners. If such owners do not properly maintain or enforce the intellectual property underlying such licenses, our competitive position and business prospects could be harmed. Our licensors may also seek to terminate our license;

•

we may be subject to costly product liability claims from the use of our electronic monitoring products, which could damage our reputation, impair the marketability of our products and services and force us to pay costs and damages that may not be covered by adequate insurance;

•	our ability to identify suitable acquisitions or dispositions, and to successfully complete such acquisitions or dispositions;

•

as a result of our acquisitions, we have recorded and will continue to record a significant amount of goodwill and other intangible assets. In the future, our goodwill or other intangible assets may become impaired, which could result in material non-cash charges to our results of operations;

•	we are subject to risks related to corporate social responsibility;

•

the market price of our common stock may vary substantially. If the market price of our common stock were to decline further in the future at a specific measurement time period that impacts our public float calculation, we could potentially lose our status as a well-known seasoned issuer and/or large accelerated filer;

•	future sales of shares of our common stock or securities convertible into common stock could adversely affect the market price of our common stock and may be dilutive to current shareholders;

•	various anti-takeover protections applicable to us may make an acquisition of us more difficult and reduce the market value of our common stock;

•	failure to maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 could have an adverse effect on our business and the trading price of our common stock;

•	we may issue additional debt securities that could limit our operating flexibility and negatively affect the value of our common stock;

•	failure to comply with anti-bribery and anti-corruption laws could subject us to penalties and other adverse consequences; and

•

other factors contained in our filings with the SEC, including, but not limited to, those detailed in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K filed with the SEC.

We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements included in this report.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus or the documents incorporated by reference herein. It is not complete and may not contain all of the information that you should consider before investing in these securities. You should carefully read the entire prospectus, including the “Risk Factors” section, the documents incorporated by reference into this prospectus, and any prospectus supplement.

The following summary highlights selected information contained or incorporated by reference in this prospectus and does not contain all of the information that may be important to you. You should carefully read this entire prospectus and any prospectus supplement, including the financial statements and related notes and the documents incorporated by reference in this prospectus, before making a decision to invest in the securities.

The GEO Group, Inc.

Overview

We specialize in the ownership, leasing and management of secure facilities, processing centers and reentry facilities and the provision of community-based services in the United States, Australia and South Africa. We own, lease and operate a broad range of secure facilities including maximum, medium and minimum-security facilities, processing centers, as well as community-based reentry facilities. We develop new facilities based on contract awards, using our project development expertise and experience to design, construct and finance what we believe are state-of-the-art facilities. We provide innovative technologies, industry-leading monitoring services, and evidence-based supervision and treatment programs for community-based programs. We also provide secure transportation services domestically and in the United Kingdom through our joint venture GEOAmey PECS Ltd. (“GEOAmey”).

At June 30, 2023, our worldwide operations included the management and/or ownership of approximately 82,000 beds at 102 secure services and community-based facilities, including idle facilities, and also included the provision of community supervision services for more than 400,000 individuals, including nearly 180,000 individuals through an array of technology products including radio frequency, GPS, and alcohol monitoring devices.

We provide a diversified scope of services on behalf of our government agency partners:

•	our secure facility management services involve the provision of security, administrative, rehabilitation, education, and food services at secure services facilities;

•

our reentry services involve supervision of individuals in community-based programs and reentry centers and the provision of temporary housing, programming, employment assistance and other services with the intention of the successful reintegration of residents into the community;

•	we provide comprehensive electronic monitoring and supervision services;

•	we develop new facilities, using our project development experience to design, construct and finance what we believe are state-of-the-art facilities;

•	we provide secure transportation services; and

•	our services are provided at facilities which we either own, lease or are owned by the government.

Corporate Information

Our business was founded in 1984 as a division of The Wackenhut Corporation, or TWC, a multinational provider of global security services. We were incorporated in 1988 as a wholly-owned subsidiary of TWC. In

July 1994, we became a publicly-traded company. In 2002, TWC was acquired by Group 4 Falck A/S, which became our new parent company. In July 2003, we purchased all of our common stock owned by Group 4 Falck A/S and became an independent company. In November 2003, we changed our corporate name to “The GEO Group, Inc.” On June 27, 2014, as part of the plan to reorganize the business operations of The GEO Group, Inc. so that it could qualify as a real estate investment trust (“REIT”) for federal income tax purposes, The GEO Group, Inc. merged with and into its wholly-owned subsidiary, The GEO Group REIT, Inc., a Florida corporation, pursuant to an Agreement and Plan of Merger dated March 21, 2014 (the “Merger Agreement”), with The GEO Group REIT, Inc. surviving the merger. The merger was approved by the shareholders of The GEO Group, Inc. at a special meeting of shareholders held on May 2, 2014. At 4:10 p.m. on June 27, 2014, the effective time of the merger, The GEO Group REIT, Inc. was renamed “The GEO Group, Inc.” and succeeded to and began conducting, directly or indirectly, all of the business conducted by The GEO Group, Inc. immediately prior to the merger.

GEO operated as a REIT from January 1, 2013 through December 31, 2020. On December 2, 2021, we announced that our Board of Directors (“Board”) unanimously approved a plan to terminate GEO’s REIT election and become a taxable C corporation, effective for the year ended December 31, 2021. As a result, we are no longer required to operate under REIT rules, including the requirement to distribute at least 90% of REIT taxable income to our stockholders, which provides us with greater flexibility to use our free cash flow. Effective January 1, 2021, we are subject to federal and state income taxes on our taxable income at applicable tax rates and we are no longer entitled to a tax deduction for dividends paid. GEO operated as a REIT for the 2020 tax year, and existing REIT requirements and limitations, including those established by GEO’s organizational documents, remained in place until December 31, 2020. The Board also voted unanimously to discontinue our quarterly dividend payment and prioritize allocating GEO’s free cash flow to reduce debt.

We currently trade on the New York Stock Exchange under the ticker symbol “GEO.”

Our principal executive offices are located at 4955 Technology Way, Boca Raton, Florida 33431 and our telephone number is (561) 893-0101. We also maintain a website at www.geogroup.com where general information about the Company is available. The information contained on or accessible through GEO’s website is not part of this prospectus, other than the documents that GEO files with the SEC that are expressly incorporated by reference into this prospectus. See “Where You Can Find More Information.”

The Offering

Under this prospectus, GEO may offer and sell to the public in one or more series or issuances common stock, preferred stock, debt securities, guarantees of debt securities, warrants and units.

RISK FACTORS

An investment in our securities involves risks. Before making an investment decision, you should carefully consider the risks described in our filings with the SEC referred to under the heading “Where You Can Find More Information,” including the risks discussed in the section titled ” Risk Factors” incorporated by reference herein from our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated by the risks described in the section titled “Risk Factors” incorporated by reference herein from our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023 and as may be updated by annual, quarterly and other reports and documents we file with the SEC thereafter. Additional risk factors will be included in a prospectus supplement relating to a particular series or offering of securities.

SUPPLEMENTAL GUARANTOR FINANCIAL INFORMATION

Guarantor Group Summarized Financial Information

In this section, the term “Company” refers solely to The GEO Group, Inc. (and not to any of its affiliates, including subsidiaries). The debt securities that may be issued by the Company may be fully and unconditionally guaranteed, jointly and severally, on a secured or unsecured, subordinated or unsubordinated basis, subject to certain customary guarantor release conditions, by the Company’s domestic subsidiaries that are guarantors under the Company’s revolving credit facility (each a “Guarantor,” collectively, the “Guarantors” and, the Guarantors together with the Company, the “Guarantor Group”). The other subsidiaries of the Company (the “non-guarantor subsidiaries”) are not registering for possible issuance any guarantees of the Company’s debt securities by the non-guarantor subsidiaries. For a brief description of the general terms of the debt securities that we may offer and the guarantees that the Guarantor may offer, see the information under the heading “Description of Debt Securities” and “Description of Guarantees” in this prospectus.

The Company conducts operations almost entirely through its subsidiaries. Accordingly, the Guarantor Group’s cash flow and ability to service any guaranteed registered debt securities will depend on the earnings of the Company’s subsidiaries and the distribution of those earnings to the Guarantor Group, including the earnings of the non-guarantor subsidiaries, whether by dividends, loans or otherwise. Holders of the guaranteed registered debt securities will have a direct claim only against the Guarantor Group.

Summarized financial information is provided for the Company and the Guarantor Group on a combined basis in accordance with SEC Regulation S-X Rules 3-10 and 13-01. The accounting policies used in the preparation of this summarized financial information are consistent with those used in the consolidated financial statements of the Company, except that intercompany transactions and balances of the Company and the Guarantor Group entities with non-guarantor entities have not been eliminated. Intercompany transactions between the Company and the Guarantor Group have been eliminated and equity in earnings from and investments in non-guarantor subsidiaries have not been presented.

Summarized balance sheets:

	As of June 30, 2023	As of December 31, 2022
(in thousands)
Current assets	$391,840	$492,080
Noncurrent assets (a)	3,059,540	3,059,195
Current liabilities	276,656	370,177
Noncurrent liabilities (b)	2,096,431	2,163,004

(a)	Includes amounts due from non-guarantor subsidiaries of $32.8 million and $32.6 million as of June 30, 2023 and December 31, 2022, respectively.
(b)	Includes amounts due to non-guarantor subsidiaries of $8.3 million and $8.9 million as of June 30, 2023 and December 31, 2022, respectively.

Summarized statement of operations:

	For the Six Months Ended June 30, 2023	For the Six Months Ended June 30, 2022
(in thousands)
Net operating revenues	$1,104,959	$1,034,237
Income from operations	174,568	160,790
Net income	45,962	72,803
Net income attributable to The GEO Group, Inc.	45,962	72,803

USE OF PROCEEDS

Unless we inform you otherwise in a prospectus supplement or a free writing prospectus, we intend to use the net proceeds from the sale of the securities under this prospectus for general corporate purposes. General corporate purposes may include any of the following:

•	providing working capital;

•	funding capital expenditures;

•	funding possible acquisitions or business expansion;

•	debt service requirements, repaying debt and repurchase of senior notes;

•	repurchases of shares of our common stock; or

•	investing in or lending money to our subsidiaries.

When a particular series of securities is offered, the prospectus supplement relating to that offer will set forth our intended use for the proceeds we receive from the sale of those securities. Pending the application of the net proceeds, we may invest the proceeds in short-term, interest-bearing instruments or other investment-grade securities.

DESCRIPTION OF CAPITAL STOCK

The following is a description of the material terms of our common stock and undesignated preferred stock as set forth in our Amended and Restated Articles of Incorporation, as amended (the “Amended Articles”) and our Third Amended and Restated Bylaws, as amended (the “Amended Bylaws”), which govern the rights of our common stock. The following description of our capital stock is only a summary. You should read it together with the Amended Articles and Amended Bylaws, which have been publicly filed with the SEC. See “Where You Can Find More Information.”

Authorized Capital

The Amended Articles authorize GEO to issue up to 217,500,000 shares of capital stock, consisting of 187,500,000 shares of common stock, par value $0.01 per share, and 30,000,000 shares of preferred stock, par value $0.01 per share.

Common Stock

As of September 30, 2023, 126,071,188 shares of common stock were issued and outstanding.

Voting Rights. With respect to all matters upon which shareholders are entitled to vote, the holders of common stock are entitled to one vote in person or by proxy for each share of common stock outstanding in the name of such shareholders on the record of shareholders. Generally, all matters to be voted on by shareholders must be approved by a majority (or by a plurality in the case of election of directors where the number of candidates nominated for election exceeds the number of directors to be elected) of the votes entitled to be cast by all shares of common stock present in person or by proxy.

Dividends. Subject to applicable law and rights, if any, of the holders of any outstanding series of preferred stock or any class or series of stock having a preference over common stock with respect to the payment of dividends, dividends may be declared and paid on the common stock from time to time and in amounts as the board of directors may determine. We commenced declaring regular quarterly distributions beginning the first quarter of 2013. On December 2, 2021, GEO’s board of directors unanimously approved a plan to terminate our REIT status and become a taxable C Corporation, effective for the year ended December 31, 2021. In connection with terminating GEO’s REIT status, the board of directors also voted unanimously to discontinue our quarterly dividend payments. The amount, timing and frequency of any future dividends will be at the sole discretion of the board of directors based upon various factors.

Liquidation Rights. Upon the liquidation, dissolution or winding up of GEO, whether voluntary or involuntary, the holders of common stock will be entitled to share ratably in all assets available for distribution after payment in full to creditors and payment in full to holders of preferred stock then outstanding of any amount required to be paid to them. Neither the merger, consolidation or business combination of GEO with or into any other entity in which our shareholders receive capital stock and/or other securities (including debt securities) of the surviving entity (or the direct or indirect parent entity thereof), nor the sale, lease or transfer by us of any part of our business and assets, nor the reduction of our capital stock, will be deemed to be a voluntary or involuntary liquidation, dissolution or winding up.

Other Provisions. The holders of common stock have no preemptive, subscription or redemption rights and are not entitled to the benefit of any sinking fund.

GEO is not permitted to subdivide, combine, or pay or declare any stock dividend on, the outstanding shares of common stock unless all outstanding shares of common stock are subdivided or combined, or the holders of common stock receive a proportionate dividend.

Preferred Stock

Pursuant to the Amended Articles, the board of directors is empowered, without any approval of our shareholders, to issue shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the relative rights, preferences, powers, qualifications, limitations and restrictions of each such series. The specific matters that may be determined by the board of directors include:

•

whether the shares of the series are redeemable, and if so, the prices at which, and the terms and conditions on which, the shares may be redeemed, including the date or dates upon or after which the shares shall be redeemable and the amount per share payable in case of redemption;

•

whether shares of the series will be entitled to receive distributions and, if so, the distribution rate on the shares, any restriction, limitation or condition upon the payment of the distributions, whether distributions will be cumulative, and the dates on which distributions are payable;

•	any preferential amount payable upon shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of GEO;

•

whether the shares of the series are convertible, or exchangeable for, shares of any other class or classes of stock or of any other series of stock, or any other securities of GEO, and if so, the terms and conditions of such conversion or exchange, including price or rates of conversion at which, and the terms and conditions on which, the shares of the series may be converted or exchanged into other securities;

•	terms and conditions of retirement or sinking fund provisions, if any, for the purchase or redemption of shares of the series;

•	the distinctive designation of each series and the number of shares that will constitute the series;

•	the voting power, if any, of shares of the series; and

•	any other relative rights, preferences or limitations.

Currently, there are no shares of preferred stock issued and outstanding.

Because the board of directors will have the power to establish the preferences and rights of each series of preferred stock, it may afford the shareholders of any series of preferred stock preferences, powers and rights senior to the rights of holders of shares of common stock which could have the effect of delaying, deferring or preventing a change in control of GEO.

Proxy Access

Our Amended Bylaws permit a shareholder, or a group of up to twenty (20) shareholders, owning three percent (3%) or more of the Company’s outstanding common stock continuously for at least three (3) years, to nominate twenty percent (20%) of the number of directors then in office (rounding down to the nearest whole number) provided that the shareholder or group and each nominee satisfy the eligibility, procedural and disclosure requirements for proxy access as specified in the Amended Bylaws, including that the Company receive notice of such nominations between 90 and 120 days prior to the anniversary date of the previous year’s annual meeting of shareholders. The notice must contain certain information specified in the Amended Bylaws.

Listing

Our common stock is listed on the NYSE under the trading symbol “GEO.”

Transfer Agent and Registrar

The transfer agent and registrar for GEO’s common stock is Computershare Trust Company, N.A., whose principal executive office is located at 250 Royall Street, Canton, MA 02021.

DESCRIPTION OF DEBT SECURITIES

We may issue debt securities under one or more indentures or supplemental indentures between us and the trustee identified in the applicable prospectus supplement. Any indenture or supplemental indenture will be subject to, and governed by, the Trust Indenture Act of 1939, as amended, as provided in such indenture or supplemental indenture. The statements made in this prospectus relating to the debt securities to be issued under the indenture(s) or supplemental indenture(s) are summaries of certain anticipated provisions of the indenture(s) or supplemental indenture(s) and are not complete. We will file a copy of the supplemental indenture(s) with the SEC at or before the time of the offering of the applicable series of debt securities. You should refer to those indenture(s) or supplemental indenture(s) for the complete terms of the debt securities.

As of June 30, 2023, we have outstanding $110.9 million of 6.00% Senior Notes due 2026, $23.3 million of 5.875% Senior Notes due 2024, $230.0 million of 6.50% Exchangeable Senior Notes due 2026, $286.5 million of 10.500% Public Second Lien Notes due 2028, and $239.1 million of 9.500% Private Second Lien Notes due 2028.

The following description, together with the additional information we include in any applicable prospectus supplement, summarizes the material terms and provisions of the debt securities that we may offer under this prospectus. While the terms we have summarized below will generally apply to any future debt securities we may offer under this prospectus, we will describe the particular terms of any debt securities that we may offer in more detail in the applicable prospectus supplements. The terms of any debt securities we offer under a prospectus supplement may differ from the terms we describe below.

We may offer debt securities in the form of either senior debt securities or subordinated debt securities. The senior debt securities and the subordinated debt securities are together referred to in this prospectus as the “debt securities.” Unless otherwise specified in a supplement to this prospectus, any senior debt securities will be our direct, unsecured obligations and will rank equally with all of our other unsecured and unsubordinated indebtedness. Any subordinated debt securities generally will be entitled to payment only after payment of our senior debt. See “—Subordination” below.

General

The terms of each series of debt securities will be established by or pursuant to a resolution of our board of directors, or a committee thereof, and set forth or determined in the manner provided in an officers’ certificate or by a supplemental indenture. The particular terms of each series of debt securities will be described in a prospectus supplement relating to such series, including any pricing supplement.

We can issue an unlimited amount of debt securities under an indenture that may be in one or more series with the same or various maturities, at par, at a premium or at a discount. We will set forth in a prospectus supplement, including any pricing supplement, relating to any series of debt securities being offered, the following terms of the debt securities:

•	the title;

•	the aggregate principal amount being offered, and, if a series, the total amount authorized and the total amount outstanding;

•	any limit on the amount that may be issued;

•

whether or not we will issue the series of debt securities in global form and, if so, who the depositary will be and the terms and conditions, if any, upon which interests in the global security may be exchanged, in whole or in part, for the individual debt securities represented by the global security;

•	the maturity date;

•	the principal amount due at maturity, and whether the debt securities will be issued with any original issue discount;

•

whether and the extent the debt securities will be guaranteed by the guarantors, the ranking of any such guarantee, the terms of such subordination, if applicable, of any such guarantee and the form of any such guarantee;

•

whether we will pay additional amounts on the debt securities in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities instead of making this payment;

•

the annual interest rate, which may be fixed or variable, or the method for determining the rate, the date interest will begin to accrue, the dates interest will be payable and the regular record dates for interest payment dates or the method for determining such dates;

•	whether or not the debt securities will be secured or unsecured, and the terms of any secured debt;

•	the terms of the subordination of any series of subordinated debt;

•	the place where payments will be payable;

•

if convertible, the number of debt securities or shares of any class, classes or series into which the debt securities will be convertible, the conversion price (or manner of calculation thereof), the conversion period, provisions as to whether conversion will be mandatory, at our option or at the option of the holders of the debt securities, the events requiring an adjustment of the conversion price, provisions affecting conversion in the event of redemption of the debt securities, restrictions on conversion and any other terms governing such conversion;

•	restrictions on transfer, sale, assignment or conversion, if any;

•	our right, if any, to defer payment of interest and the maximum length of any such deferral period;

•

the date, if any, after which, the conditions upon which, and the price at which we may, at our option, redeem the series of debt securities pursuant to any optional or provisional redemption provisions, and any other applicable terms of those redemption provisions;

•	any sinking fund requirements, if any;

•	whether the indenture will restrict our ability and/or the ability of our subsidiaries to:

•	incur additional indebtedness;

•	issue additional securities;

•	create liens;

•	pay dividends and make distributions in respect of our capital stock and the capital stock of our subsidiaries;

•	place restrictions on our subsidiaries’ ability to pay dividends, make distributions or transfer assets;

•	make investments or other restricted payments;

•	sell or otherwise dispose of assets;

•	enter into sale-leaseback transactions;

•	engage in transactions with affiliates; or

•	effect a consolidation or merger;

•	whether the indenture will require us to maintain any leverage, fixed charge or other financial ratios;

•	the events of default of such debt securities;

•	a discussion of any material U.S. federal income tax considerations applicable to the debt securities;

•	information describing any book-entry features;

•	the procedures for any auction and remarketing, if any;

•	the denominations in which we will issue the series of debt securities, if other than in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000;

•	if other than dollars, the currency in which the series of debt securities will be denominated;

•	the provision of annual and/or quarterly financial information to the holders of the debt securities;

•	the remedies for holders of the debt securities;

•	the right to make any changes to the indenture(s) or the terms of the debt securities by the Company and what approval, if any, will be required from the holders of the debt securities;

•	the provisions for voting on any changes to the indenture(s) or the terms of the debt securities; and

•

any other specific terms, preferences, rights or limitations of, or restrictions on, the debt securities, including any events of default that are in addition to those described in this prospectus or any covenants provided with respect to the debt securities that are in addition to those described above, and any terms which may be required by us or be advisable under applicable laws or regulations or advisable in connection with the marketing of the debt securities.

We may issue debt securities that provide for an amount less than their stated principal amount to be due and payable upon declaration of acceleration of their maturity pursuant to the terms of the indenture. We will provide you with information on any material U.S. federal income tax considerations and other special considerations applicable to any of these debt securities in the applicable prospectus supplement.

Governing Law

The indenture and the debt securities will be governed by, and construed in accordance with, the internal laws of the State of New York.

DESCRIPTION OF GUARANTEES

To the extent provided in the applicable supplement to this prospectus, the debt securities offered and sold pursuant to this prospectus may be guaranteed by one or more guarantors. Each guarantee will be issued under a supplement to the applicable indenture. The prospectus supplement relating to a particular issue of guarantees will describe the terms of those guarantees, including the following, to the extent applicable:

•	the series of debt securities to which the guarantees apply;

•	whether the guarantees are secured or unsecured;

•	whether the guarantees are senior or subordinated;

•	the terms under which the guarantees may be amended, modified, waived, released or otherwise terminated, if different from the provisions applicable to the guaranteed debt securities; and

•	any additional terms of the guarantees.

DESCRIPTION OF WARRANTS

This section describes the general terms of the warrants that we may offer and sell by this prospectus and any applicable prospectus supplement. This prospectus and any accompanying prospectus supplement will contain the material terms and conditions for each warrant. The accompanying prospectus supplement may add, update or change the terms and conditions of the warrants as described in this prospectus.

General

We may issue warrants to purchase common stock, preferred stock, debt securities or units. Warrants may be issued independently or together with any securities and may be attached to or separate from those securities. The warrants will be issued under warrant agreements to be entered into between us and a bank or trust company, as warrant agent, all of which will be described in the prospectus supplement relating to the warrants we are offering. The warrant agent will act solely as our agent in connection with the warrants and will not have any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants. A copy of the warrant agreement and warrant will be filed with the SEC in connection with the offering of the warrants.

The prospectus supplement relating to any warrants that we may offer will contain the specific terms of the warrants. These terms may include the following:

•	the title of the warrants;

•	the aggregate number of warrants;

•	the price or prices at which warrants will be issued;

•	the currency or currency units in which the offering price, if any, and the exercise price are payable;

•	the designation, amount and terms of the securities for which the warrants are exercisable;

•	if applicable, the designation and terms of the other securities, if any, with which the warrants are issued, and the number of warrants issued with each other security;

•	the date, if any, on and after which the warrants and the related securities will be separately transferable;

•	if applicable, the minimum or maximum number of warrants that may be exercised at any one time;

•	the date on which the right to exercise the warrants will commence and the date on which the right will expire;

•	the price at which each security purchasable upon exercise of warrants may be purchased;

•	any provisions for changes to or adjustments in the exercise price;

•	a discussion of any material U.S. federal income tax considerations applicable to the warrants;

•	anti-dilution provisions of the warrants, if any;

•	redemption or call provisions, if any, applicable to the warrants;

•	information with respect to book-entry procedures, if any; and

•	any additional terms of the warrants, including terms, procedures and limitations relating to the exchange and exercise of the warrants.

DESCRIPTION OF UNITS

We may issue units consisting of one or more of shares of our common stock, preferred stock, debt securities or warrants or any combination of such securities.

The prospectus supplement relating to a particular issue of units will describe the terms of such units, including the following:

•

the terms of the units and of any of our common stock, preferred stock, debt securities or warrants comprising the units, including whether and under what circumstances the securities comprising the units may be traded separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	if applicable, a discussion of any material U.S. federal income tax considerations.

PLAN OF DISTRIBUTION

We may sell the securities described in this prospectus and applicable prospectus supplements from time to time in one or more transactions:

•	directly to one or more purchasers;

•	to or through underwriters;

•	in “at-the-market offerings” within the meaning of Rule 415(a)(4) of the Securities Act;

•	through agents;

•	through dealers; or

•	through a combination of any of the foregoing methods of sale.

Each time we sell securities, we will provide a prospectus supplement that will name the issuer of the securities and any underwriter, dealer or agent involved in the offer and sale of the securities. The prospectus supplement will also set forth the terms of the offering, including:

•	the purchase price of the securities and the proceeds we will receive from the sale of the securities;

•	any underwriting discounts and other items constituting underwriters’ compensation;

•	any public offering or purchase price and any discounts or commissions allowed or re-allowed or paid to dealers;

•	any commissions allowed or paid to agents;

•	any securities exchanges on which the securities may be listed;

•	the method of distribution of the securities;

•	the terms of any agreement, arrangement or understanding entered into with the underwriters, brokers or dealers; and

•	any other information we think is important.

The offer and sale of the securities described in this prospectus and any applicable prospectus supplement by us, the underwriters or the third parties described above may be effected from time to time in one or more transactions at:

•	a fixed price or prices, which may be changed;

•	market prices prevailing at the time of sale;

•	prices related to such prevailing market prices; or

•	negotiated prices.

Our common stock is listed on the New York Stock Exchange under the symbol “GEO.”

Direct Sales

We may sell the securities directly to one or more purchasers. In this case, no underwriters, dealers or agents would be involved. A prospectus supplement will describe the terms of any sale of securities we are offering hereunder.

Through Underwriters

If we use underwriters in the sale of securities, such underwriters will acquire the securities for their own account. The underwriters may resell the securities in one or more transactions, at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices relating to prevailing market prices or at negotiated prices. If we utilize an underwriter or underwriters in the sale of securities, we will execute an underwriting agreement with the underwriter or underwriters at the time we reach an agreement for sale. We will set forth in the prospectus supplement the names of the specific managing underwriter or underwriters, as well as any other underwriters, and the terms of the transactions, including compensation of the underwriters. This compensation may be in the form of discounts, concessions or commissions.

Unless otherwise provided in a prospectus supplement, the obligations of any underwriters to purchase securities or any series of securities will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such securities if any are purchased.

Through Agents and Dealers

We will name any agent involved in a sale of securities, as well as any commissions payable by us to such agent, in a prospectus supplement. Unless we indicate differently in the prospectus supplement, any such agent will be acting on a best efforts basis for the period of its appointment.

If we utilize a dealer in the sale of the securities being offered pursuant to this prospectus, we will sell the securities to the dealer, as principal. The dealer may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale. The prospectus supplement will set forth the name of the dealer and the terms of the transactions.

Delayed Delivery Contracts

If we so specify in the applicable prospectus supplement, we will authorize underwriters, dealers and agents to solicit offers by certain institutions to purchase securities pursuant to contracts providing for payment and delivery on future dates. Such contracts will be subject to only those conditions set forth in the applicable prospectus supplement.

The underwriters, dealers and agents will not be responsible for the validity or performance of the contracts. We will set forth in the prospectus supplement relating to the contracts the price to be paid for the securities, the commissions payable for solicitation of the contracts and the date in the future for delivery of the securities.

General Information

If any underwriters are involved in the offer and sale, they will be permitted to engage in transactions that maintain or otherwise affect the price of the securities. These transactions may include over-allotment transactions, purchases to cover short positions created by the underwriter in connection with the offering and the imposition of penalty bids. If an underwriter creates a short position in the securities in connection with the offering, i.e., if it sells more securities than set forth on the cover page of the applicable prospectus supplement, the underwriter may reduce that short position by purchasing the securities in the open market. In general, purchases of a security to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. As noted above, underwriters may also choose to impose penalty bids on other underwriters and/or selling group members. This means that if underwriters purchase securities on the open market to reduce their short position or to stabilize the price of the securities, they may reclaim the amount of the selling concession from those underwriters and/or selling group members who sold such securities as part of the offering. These activities will be described in more detail in the sections titled “Plan of Distribution” or “Underwriting” in the applicable prospectus supplement.

Neither we nor any underwriter make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the securities. In addition, neither we nor any underwriter make any representation that such underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Underwriters, dealers and agents participating in a sale of the securities may be deemed to be underwriters as defined in the Securities Act, and any discounts and commissions received by them and any profit realized by them on resale of the securities may be deemed to be underwriting discounts and commissions, under the Securities Act. We may have agreements with underwriters, dealers and agents to indemnify them against certain civil liabilities, including liabilities under the Securities Act, and to reimburse them for certain expenses.

Underwriters, agents and dealers may engage in transactions with or perform services, including various investment banking and other services, for us or our affiliates in the ordinary course of business.

Unless we indicate differently in a prospectus supplement, we will not list the securities on any securities exchange, other than shares of our common stock. The securities, except for our common stock, will be a new issue of securities with no established trading market. Any underwriters that purchase securities for public offering and sale may make a market in such securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice. Accordingly, there can be no assurance as to the development or liquidity of any market for the securities.

LEGAL MATTERS

Certain matters with respect to the validity of the offered securities will be passed upon by Akerman LLP, Miami, Florida. Certain legal matters in connection with Alaska law will be passed upon for us by Dorsey & Whitney LLP, Anchorage, Alaska. Certain legal matters in connection with Massachusetts law will be passed upon for us by Foley Hoag LLP, Boston, Massachusetts. Certain legal matters in connection with New Jersey law will be passed upon for us by Greenbaum, Rowe, Smith & Davis LLP, Woodbridge, New Jersey. Certain legal matters in connection with Pennsylvania law will be passed upon for us by Eckert Seamans Cherin & Mellott, LLC, Philadelphia, Pennsylvania. Certain legal matters in connection with Wyoming law will be passed upon for us by Holland & Hart LLP, Cheyenne, Wyoming. If the securities are being distributed in an underwritten offering, certain legal matters will be passed upon for the underwriters by counsel identified in the related prospectus supplement.

EXPERTS

The audited financial statements and management’s assessment of the effectiveness of internal control over financial reporting incorporated by reference in this prospectus and elsewhere in the registration statement have been so incorporated by reference in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can find our SEC filings at the SEC’s website at www.sec.gov.

Our website is www.geogroup.com. We make available free of charge through our website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information contained on, connected to or that can be accessed via our website is not incorporated by reference into or otherwise part of this prospectus.

We have filed with the SEC a registration statement on Form S-3 under the Securities Act that registers with the SEC the securities described herein. The registration statement, including the attached exhibits and schedules, contains additional relevant information about us and the securities being offered. This prospectus, which forms part of the registration statement, omits certain of the information contained in the registration statement in accordance with the rules and regulations of the SEC. Reference is hereby made to the registration statement and related exhibits for further information with respect to us and the securities offered hereby. Statements contained in this prospectus concerning the provisions of any document are not necessarily complete and, in each instance, reference is made to the copy of such document filed as an exhibit to the registration statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference.

The SEC allows us to provide information about our business and other important information to you by “incorporating by reference” the information we file with the SEC, which means that we can disclose the information to you by referring in this prospectus to the documents we file with the SEC. Under the SEC’s regulations, any statement contained in a document incorporated by reference in this prospectus is automatically updated and superseded by any information contained in this prospectus, or in any subsequently filed document of the types described below.

We incorporate into this prospectus by reference the following documents filed by us with the SEC, each of which should be considered an important part of this prospectus:

•

Our annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February  27, 2023 (including the portions of the Company’s proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Shareholders filed with the SEC on March 17, 2023 that are incorporated by reference therein);

•	Our quarterly reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 3, 2023 and the quarter ended June 30, 2023, filed with the SEC on August 9, 2023;

•	Our current reports on Form 8-K, filed with the SEC on January 6, 2023, February 6, 2023, February 15, 2023, and May 4, 2023;

•

the description of our common stock contained in the “Description of Capital Stock” attached as Exhibit 4.1 to the Current Report on Form 8-K12B filed with the SEC on June 30, 2014, as amended by the “Description of Registrant’s Securities” attached as Exhibit  4.14 to the Annual Report on Form 10-K filed with the SEC on February 27, 2023 and any subsequent amendments and reports filed to update that description; and

•

all subsequent documents filed by us after the date of this prospectus and prior to the termination of this offering under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934, other than any information furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, or as otherwise permitted by the SEC’s rules and regulations.

Any statement contained in a document deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this prospectus and registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus and registration statement. While any securities described herein remain outstanding, we will make available at no cost, upon written or oral request, to any beneficial owner and any prospective purchaser of securities described herein, any of the documents incorporated by reference in this prospectus and registration statement by writing to us at the following address or telephoning us at (866) 301-4436 or (561) 893-0101.

The GEO Group, Inc.

4955 Technology Way

Boca Raton, Florida 33431

Attention: Investor Relations

Exhibits to an incorporated document will not be provided unless the exhibit is specifically incorporated by reference into this prospectus.

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following table sets forth the costs and expenses, other than underwriting discounts and commissions, if any, all of which will be paid by the registrant, in connection with the offering of the securities being registered. All amounts are estimated, except the SEC registration fee.

SEC registration fee	*
FINRA fees	(1)
Legal fees and expenses	(1)
Accounting fees and expenses	(1)
Fees and expenses of qualification under state securities laws	(1)
Printing expenses	(1)
Rating agency fees	(1)
Trustee’s fees and expenses	(1)
Miscellaneous	(1)
Total	(1)

*	The registrant is deferring payment of the registration fee in reliance of Rule 456(b) and Rule 457(r) under the Securities Act.
(1)	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.	Indemnification of Directors and Officers.

Registrants incorporated as corporations in Florida

Florida Business Corporation Act. Subsection (1) of Section 607.0850 of the Florida Business Corporation Act (“Florida Corporate Law”) empowers a corporation to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Subsection (2) of Section 607.0850 of the Florida Corporate Law empowers a corporation to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Subsection (4) of Section 607.0850 of the Florida Corporate Law provides that any indemnification under subsection (1) or subsection (2) of Section 607.0850, unless pursuant to a determination by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in subsection (1) or subsection (2) of Section 607.0850. Such determination shall be made, (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding; or (b) if such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the board of directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding; or (c) by independent legal counsel (i) selected by the board of directors prescribed in paragraph (a) or the committee prescribed in paragraph (b); or (ii) if a quorum of the directors cannot be obtained for paragraph (a) and the committee cannot be designated under paragraph (b), selected by majority vote of the full board of directors (in which directors who are parties may participate); or (d) by the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

Subsection (5) of Section 607.0850 indicates that the evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons specified by Subsection (4)(c) of Section 607.0850 shall evaluate the reasonableness of expenses and may authorize indemnification.

Section 607.0850 of the Florida Corporate Law further provides that to the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsection (1) of Section 607.0850 or subsection (2) of Section 607.0850, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith and that such expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification by the corporation pursuant to Section 607.0850. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

The Florida Corporate Law further provides that the indemnification and advancement of expenses provided pursuant to Section 607.0850 are not exclusive, and a corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute (a) a violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (b) a transaction from which the director, officer, employee, or agent derived an improper personal benefit; (c) in the case of a director, a circumstance under which the liability provisions of Section 607.0834 are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

Subsection (8) of Section 607.0850 of the Florida Corporate Law provides that indemnification and advancement of expenses as provided in Section 607.0850 shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

Subsection (9) of Section 607.0850 of the Florida Corporate Law also provides that unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that (a) the director, officer, employee, or agent is entitled to mandatory indemnification under subsection (3) of Section 607.0850, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses; (b) the director, officer, employee, or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the corporation of its power pursuant to subsection (7) of Section 607.0850; or (c) the director, officer, employee, or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth in subsection (1) of Section 607.0850, subsection (2) of Section 607.0850, or subsection (7) of Section 607.0850.

Subsection (12) of Section 607.0850 stipulates that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against the person and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify the person against such liability under the provisions of Section 607.0850.

Articles of Incorporation

Article X of the Amended Articles provide that the Company shall indemnify and shall advance expenses on behalf of its officers and directors to the fullest extent permitted by law as it presently exists or may hereafter be amended.

Bylaws

The Company’s Amended Bylaws provide that the Company shall indemnify any person who was or is made a party to any proceeding by reason of the fact that he or she was or is a director or an officer of the corporation, or a director or an officer of the corporation serving as a trustee or fiduciary of an employee benefit plan of the corporation and the board of directors may indemnify any employee of the corporation with respect to such circumstances by resolution, against any liability incurred in connection with such proceeding, including an appeal thereof. The corporation shall pay reasonable expenses, on a conditional basis, in advance of final disposition subject to the provisions of applicable law. The Company’s Amended Bylaws further provide that such right of indemnification shall not be exclusive of any right to which any director, officer, employee, agent or controlling shareholder of the Company may be entitled as a matter of law.

GEO Transport, Inc.’s bylaws provide that any person made, or threatened to be made, a party to any threatened, pending, or contemplated action or proceeding, whether civil, criminal, administrative, or investigative, arising out of or related to such person’s service as a director, officer, employee, or agent of GEO Transport, Inc. (or arising out of or related to such person’s service with respect to any other corporation or other enterprise in any such capacity at the request of GEO Transport, Inc.), shall be indemnified by GEO Transport, Inc., and GEO Transport, Inc. may advance to such person related expenses incurred in defense of such action, to the fullest extent permitted by applicable law. For purposes of this paragraph, “person” shall include such person’s heirs and personal representatives.

GEO Corrections Holdings, Inc.’s bylaws provide that any person made, or threatened to be made, a party to any threatened, pending, or contemplated action or proceeding, whether civil, criminal, administrative, or investigative, arising out of or related to such person’s service as a director, officer, employee, or agent of GEO Corrections Holdings, Inc. (or arising out of or related to such person’s service with respect to any other corporation or other enterprise in any such capacity at the request of GEO Corrections Holdings, Inc.), shall be indemnified by GEO Corrections Holdings, Inc., and GEO Corrections Holdings, Inc. may advance to such person related expenses incurred in defense of such action, to the fullest extent permitted by applicable law. For purposes of this paragraph, “person” shall include such person’s heirs and personal representatives.

Protocol Criminal Justice, Inc.’s bylaws provide that each person who is or was a director or officer of Protocol Criminal Justice, Inc. shall be indemnified to the fullest extent permitted or authorized by current or future legislation or judicial or administrative decision against all fines, liabilities, costs and expenses, including attorneys’ fees, arising out of his or her status as a director, officer, agent, employee or representative. The foregoing right of indemnification shall not be exclusive of other rights to which those seeking an indemnification may be entitled. Protocol Criminal Justice, Inc. may maintain insurance, at its expense, to protect itself and all officers and directors against fines, liabilities, costs and expenses, whether or not Protocol Criminal Justice, Inc. would have the legal power to indemnify them directly against such liability. Protocol Criminal Justice, Inc. shall pay in advance of the final disposition of a civil or criminal proceeding the costs, charges and expenses (including attorneys’ fees) incurred by such person for such proceedings upon receipt of an undertaking to repay all amounts advanced if it is ultimately determined that the person is not entitled to be indemnified by Protocol Criminal Justice, Inc.

GEO Operations, Inc.’s By-laws provide that any person made, or threatened to be made, a party to any threatened, pending, or contemplated action or proceeding, whether civil, criminal, administrative, or investigative, arising out of or related to such person’s service as a director, officer, employee, or agent of GEO Operations, Inc. (or arising out of or related to such person’s service with respect to any other corporation or other enterprise in any such capacity at the request of GEO Operations, Inc.), shall be indemnified by GEO Operations, Inc., and GEO Operations, Inc. may advance to such person related expenses incurred in defense of such action, to the fullest extent permitted by applicable law. For purposes hereof, “person” shall include such person’s heirs and personal representatives.

Registrants formed as limited liability companies in Florida

Florida Limited Liability Company Act. Section 608.4229 of the Florida Limited Liability Company Act (“FLLCA”) permits, but does not require, subject to standards and restrictions, if any, in its articles of organization or operating agreement, a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. However, indemnification or advancement of expenses shall not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (a) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (b) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (c) in the case of a manager or managing member, a circumstance under which the liability attaches for unlawful distribution; and (d) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

Operating Agreements

GEO Leasing, LLC’s Operating Agreement, as amended, provides that each manager, an officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by GEO Leasing, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by GEO Leasing, LLC, the disposition of liability of GEO Leasing, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by GEO Leasing, LLC; provided, however, that any indemnity under this paragraph shall be provided out of and to the extent of GEO Leasing, LLC assets only, and neither the member nor any manager nor any other person shall have any personal liability on account thereof.

GEO Secure Services, LLC’s Operating Agreement provides that each manager, an officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by GEO Secure Services, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by GEO Secure Services, LLC, the disposition of liability of GEO Secure Services, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by GEO Secure Services, LLC; provided, however, that any indemnity under this paragraph shall be provided out of and to the extent of GEO Secure Services, LLC assets only, and neither the member nor any manager nor any other person shall have any personal liability on account thereof.

GEO Reentry Services, LLC’s Operating Agreement provides that each manager, an officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by GEO Reentry Services, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by GEO Reentry Services, LLC, the disposition of liability of GEO Reentry Services, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by GEO Reentry Services, LLC; provided, however, that any indemnity under this paragraph shall be provided out of and to the extent of GEO Reentry Services, LLC assets only, and neither the member nor any manager nor any other person shall have any personal liability on account thereof.

Registrants incorporated as corporations in Delaware

Delaware General Corporation Law. Section 145(a) of the Delaware General Corporation Law (the “DGCL”) provides that a Delaware corporation, such as GEO Acquisition II, Inc., GEO Holdings I, Inc., Cornell Companies, Inc., Cornell Corrections of Texas, Inc., Cornell Corrections of Rhode Island, Inc., BII Holding Corporation, BII Holding I Corporation, Behavioral Holding Corp., Behavioral Acquisition Corp., GEO/DEL/R/02, Inc., GEO International Services, Inc., GEO/DEL/T/02, Inc., GEO Reentry, Inc., GEO CPM, Inc., GEO Management Services, Inc., GEO CC3 Inc., BI Mobile Breath, Inc., and Community Education Centers, Inc. may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Further subsections of DGCL Section 145 provide that:

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to the extent a present or former director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection therewith;

•

the indemnification and advancement of expenses provided for pursuant to Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise; and

•

the corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145.

As used in this Item 15, the term “proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether or not by or in the right of Registrant, and whether civil, criminal, administrative, investigative or otherwise.

Section 145 of the DGCL makes provision for the indemnification of officers and directors in terms sufficiently broad to indemnify officers and directors of each of the registrants incorporated in Delaware under certain circumstances from liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the “Act”). Each of the registrants incorporated in Delaware may, in their discretion, similarly indemnify their employees and agents. The Bylaws of each of the registrants incorporated in Delaware provide, in effect, that, to the fullest extent and under the circumstances permitted by Section 145 of the DGCL, each of the registrants incorporated in Delaware will indemnify any and all of its officers, directors, employees and agents. In addition, the Certificate of Incorporation of each of the registrants incorporated in Delaware relieves its directors from monetary damages to it or its stockholders for breach of such director’s fiduciary duty as a director to the fullest extent permitted by the DGCL. Under Section 102(b)(7) of the DGCL, a corporation may relieve its directors from personal liability to such corporation or its stockholders for monetary damages for any breach of their fiduciary duty as directors except (i) for a breach of the duty of loyalty, (ii) for failure to act in good faith, (iii) for intentional misconduct or knowing violation of law, (iv) for willful or negligent violations of certain provisions in the DGCL imposing certain requirements with respect to stock repurchases, redemptions and dividends, or (v) for any transactions from which the director derived an improper personal benefit.

Registrants formed as limited liability companies in Delaware

Delaware Limited Liability Company Act. Section 18-108 of the Delaware Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a Delaware limited liability company, such as Correctional Services Corporation, LLC, Correctional Properties Prison Finance, LLC, CPT Limited Partner, LLC, Public Properties Development and Leasing LLC, GEO RE Holdings LLC, Cornell Corrections Management, LLC, Correctional Systems, LLC, MCF GP, LLC, GEO MCF LP, LLC, WBP Leasing, LLC, Correctional Properties, LLC, Highpoint Investments LLC, GEO Care LLC, Clearstream Development LLC, CEC Parent Holdings LLC, CEC Intermediate Holdings LLC, CCMAS LLC and Broad Real Estate Holdings LLC and has the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Operating Agreements

Correctional Properties Prison Finance, LLC’s operating agreement provides that, to the fullest extent provided by applicable law, a member, special member, officer, director, employee or agent of Correctional Properties Prison Finance, LLC and any employee, representative, agent or affiliate of the member or special member shall be entitled to indemnification for any loss, damage or claim incurred by such person by reason of any act or omission performed or omitted by such person in good faith on behalf of Correctional Properties Prison Finance, LLC and in a manner reasonably believed to be within the scope of the authority conferred on such person, except for any loss, damage or claim incurred by such person by reason of such person’s gross negligence or willful misconduct with respect to such acts or omissions. To the fullest extent permitted by applicable law, expenses (including reasonable legal fees) incurred by such person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by Correctional Properties Prison Finance, LLC prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by Correctional Properties Prison Finance, LLC of an undertaking by or on behalf of such person to repay such amount if it shall be determined that such person is not entitled to be indemnified.

CPT Limited Partner, LLC’s operating agreement provides that CPT Limited Partner, LLC shall indemnify and hold harmless its member, officers and employees, and the affiliates of each of the foregoing, to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by such person in connection with any claim, action suit or proceeding in which such person becomes involved as a party or otherwise, or with which such person shall be threatened, in connection with the conduct of CPT Limited Partner, LLC’s affairs. Expenses incurred by any such person in connection with the preparation and presentation of a defense or response to any claims covered hereby shall be paid by CPT Limited Partner, LLC. Such right of indemnity shall apply with respect to all actions taken by such person which they believe to be in the best interest of CPT Limited Partner, LLC in accordance with the business judgment rule, other than actions which constitute willful misconduct or gross negligence.

Public Properties Development and Leasing LLC’s operating agreement provides that Public Properties Development and Leasing LLC shall indemnify and hold harmless its member, officers and employees, and the affiliates of each of the foregoing, to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by such person in connection with any claim, action suit or proceeding in which such person becomes involved as a party or otherwise, or with which such person shall be threatened, in connection with the conduct of Public Properties Development and Leasing LLC’s affairs. Expenses incurred by any such person in connection with the preparation and presentation of a defense or response to any claims covered hereby shall be paid by Public Properties Development and Leasing LLC. Such right of indemnity shall apply with respect to all actions taken by such person which they believe to be in the best interest of Public Properties Development and Leasing LLC in accordance with the business judgment rule, other than actions which constitute willful misconduct or gross negligence.

GEO RE Holdings LLC’s operating agreement is silent with respect to indemnification. However, see the discussion regarding indemnification provisions in the Delaware Limited Liability Company Act.

Correctional Services Corporation, LLC’s Operating Agreement provides that each manager, an officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Correctional Services Corporation, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Correctional Services Corporation, LLC, the disposition of liability of Correctional Services Corporation, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Correctional Services Corporation, LLC.

Cornell Corrections Management, LLC’s Operating Agreement provides that each manager, an officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Cornell Corrections Management, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Cornell Corrections Management, LLC, the disposition of liability of Cornell Corrections Management, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Cornell Corrections Management, LLC.

Correctional Systems, LLC’s Operating Agreement provides that each manager, an officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Correctional Systems, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Correctional Systems, LLC, the disposition of liability of Correctional Systems, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Correctional Systems, LLC.

WBP Leasing, LLC’s Operating Agreement provides that each manager, an officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by WBP Leasing, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by WBP Leasing, LLC, the disposition of liability of WBP Leasing, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by WBP Leasing, LLC.

MCF GP, LLC’s Operating Agreement provides that each manager, an officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by MCF GP, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by MCF GP, LLC, the disposition of liability of MCF GP, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by MCF GP, LLC.

GEO MCF LP, LLC’s Operating Agreement provides that each manager, an officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by GEO MCF LP, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by GEO MCF LP, LLC, the disposition of liability of GEO MCF LP, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by GEO MCF LP, LLC.

Correctional Properties, LLC’s Operating Agreement provides that each manager, officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Correctional Properties, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Correctional Properties, LLC, the disposition of liability of Correctional Properties, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Correctional Properties, LLC.

Highpoint Investments LLC’s Operating Agreement provides that each manager, officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Highpoint Investments LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Highpoint Investments LLC, the disposition of liability of Highpoint Investments LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Highpoint Investments LLC.

GEO Care LLC’s Operating Agreement provides that each manager, officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by GEO Care LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by GEO Care LLC, the disposition of liability of GEO Care LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by GEO Care LLC.

Clearstream Development LLC’s Operating Agreement provides that each manager, officer, and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Clearstream Development LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Clearstream

Development LLC, the disposition of liability of Clearstream Development LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Clearstream Development LLC.

CEC Parent Holdings LLC’s Third Amended and Restated Operating Agreement provides that no officer, manager, member, any of the respective affiliates of the foregoing or any of the respective shareholders, officers, directors, partners, members, managers, employees and agents of the foregoing, in each case, in their capacities as such (collectively, the “Covered Persons”), shall be liable to CEC Parent Holdings LLC, the member or to any other person for any act or omission taken or suffered by such Covered Person in good faith and in the belief that such act or omission was in or was not opposed to the best interests of CEC Parent Holdings LLC; provided, however, that such act or omission did not constitute fraud or willful misconduct. No Covered Person shall be liable to CEC Parent Holdings LLC, the member or any other person for any action taken by the member, nor shall any Covered Person be liable to CEC Parent Holdings LLC, the member or any other person for any action of any employee or agent of the Covered Person that does not meet the requirements for exculpation set forth in the preceding sentence, so long as the Covered Person seeking exculpation meets such requirements.

CEC Intermediate Holdings LLC’s Operating Agreement provides that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he or she is or was a managing member or an officer of CEC Intermediate Holdings LLC, or is or was serving at the request of CEC Intermediate Holdings LLC as a manager, director, officer, employee, or agent of another limited liability company or of a corporation, partnership, joint venture, trust, or other enterprise, including a service with respect to an employee benefit plan, whether the basis of such a proceeding is alleged action in an official capacity as a managing member, officer, employee, or agent of CEC Intermediate Holdings LLC or in any other capacity while serving as a managing member, officer, employee or agent of CEC Intermediate Holdings LLC, shall be indemnified and held harmless by CEC Intermediate Holdings LLC to the fullest extent permitted by law (including indemnification for negligence or gross negligence but excluding indemnification (i) for acts or omissions involving actual fraud or willful misconduct or (ii) with respect to any transaction from which the indemnitee derived an improper personal benefit), against all expense, liability, and loss (including reasonable attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith.

CCMAS LLC’s Amended and Restated Operating Agreement provides that each manager, officer and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by CCMAS LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by CCMAS LLC, the disposition of liability of CCMAS LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by CCMAS LLC.

Registrant organized as a limited partnership in Delaware

Delaware Revised Uniform Limited Partnership Act. Section 17-107 of the Delaware Revised Uniform Limited Partnership Act provides that, subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a limited partnership, such as CPT Operating Partnership L.P. and Municipal Corrections Finance, L.P., has the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

Limited Partnership Agreements

The Amended and Restated Agreement of Limited Partnership of Municipal Corrections Finance, L.P. provides that no general partner or manager or officer of the general partner or of the partnership (collectively “Indemnified Persons” or singularly “Indemnified Person”) shall have any liability to the partnership or the partners for any loss sustained or liabilities incurred as a result of any act or omission of such Indemnified Person if (1) the Indemnified Person acted in good faith in a manner he, she or it reasonably believed to be in, or not opposed to, the interests of the partnership, and (2) the conduct of the Indemnified Person did not constitute actual fraud, gross negligence, bad faith or willful misconduct. The partnership shall indemnify an Indemnified Person from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the partnership as set forth in the agreement in which an Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, regardless of whether arising from any act or omission which constituted the sole, partial or concurrent negligence (whether active or passive) of the Indemnified Person, if (1) the Indemnified Person acted in good faith in a manner he, she or it reasonably believed to be in, or not opposed to, the interests of the partnership and (2) the conduct of the Indemnified Person did not constitute actual fraud, gross negligence, bad faith or willful misconduct. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnified Person did not meet the requisite standard of conduct set forth in this paragraph. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnified Person acted in a manner contrary to that specified in this paragraph. Any indemnification pursuant to this paragraph shall be made only out of the assets of the partnership, including insurance proceeds, if any, and not from the assets of any partner, provided, however, that to the fullest extent permitted by law, indemnity under this paragraph shall not constitute a claim against the partnership in the event that the partnership’s cash flow is insufficient to pay its obligations. The indemnification provided by this paragraph shall be in addition to any other rights to which the Indemnified Person may be entitled under any agreement, as a matter of law or otherwise.

CPT Operating Partnership L.P.’s limited partnership agreement provides that, to the fullest extent permitted by Delaware law, CPT Operating Partnership L.P. shall indemnify the general partner and its affiliates and any person acting on their behalf from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of CPT Operating Partnership L.P. in which such person may be involved, or is threatened to be involved, as a party or otherwise, except to the extent it is finally determined by a court of competent jurisdiction, from which no further appeal may be taken, that such person’s action constituted intentional acts or omissions constituting willful misconduct or fraud. Reasonable expenses incurred by such person who is a party to a proceeding shall be paid or reimbursed by CPT Operating Partnership L.P. in advance of the final disposition of the proceeding. Such right of indemnification shall not be exclusive of any right to which any such person may be entitled as a matter of law.

Registrant organized as a corporation in Alaska

Alaska Statute. Alaska statute Sec. 10.06.490 provides that a corporation, such as GEO Reentry of Alaska, Inc., may (a) indemnify a person who was, is, or is threatened to be made a party to a completed, pending, or threatened action or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise. Indemnification may include reimbursement of expenses, attorney fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, the person had no reasonable cause to believe the conduct was unlawful. The termination of an action or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, the person had reasonable cause to believe that the conduct was unlawful. (b) A corporation may indemnify a person who was, is, or is threatened to be made a party to a completed, pending, or threatened action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise. Indemnification may include reimbursement for expenses and attorney fees actually and reasonably incurred by the person in connection with the defense or settlement of the action if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made in respect of any claim, issue, or matter as to which the person has been adjudged to be liable for negligence or misconduct in the performance of the person’s duty to the corporation except to the extent that the court in which the action was brought determines upon application that, despite the adjudication of liability, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for expenses that the court considers proper. (c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of an action or proceeding referred to in (a) or (b) of this section, or in defense of a claim, issue, or matter in the action or proceeding, the director, officer, employee, or agent shall be indemnified against expenses and attorney fees actually and reasonably incurred in connection with the defense. (d) Unless otherwise ordered by a court, indemnification under (a) or (b) of this section may only be made by a corporation upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because the director, officer, employee, or agent has met the applicable standard of conduct set out in (a) and (b) of this section. The determination shall be made by (1) the board by a majority vote of a quorum consisting of directors who were not parties to the action or proceeding; or (2) independent legal counsel in a written opinion if a quorum under (1) of this subsection is (A) not obtainable; or (B) obtainable but a majority of disinterested directors so directs; or (3) approval of the outstanding shares. (e) The corporation may pay or reimburse the reasonable expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition in the manner provided in (d) of this section if (1) in the case of a director or officer, the director or officer furnishes the corporation with a written affirmation of a good faith belief that the standard of conduct described in AS 10.06.450 (b) or 10.06.483(e) has been met; (2) the director, officer, employee, or agent furnishes the corporation a written unlimited general undertaking, executed personally or on behalf of the individual, to repay the advance if it is ultimately determined that an applicable standard of conduct was not met; and (3) a determination is made that the facts then known to those making the determination would not preclude indemnification under this chapter. (f) The indemnification provided by this section is not exclusive of any other rights to which a person seeking indemnification may be entitled under a bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in the official capacity of the person and as to action in another capacity while holding the office. The right to indemnification continues as to a person who has ceased to be a director, officer, employee, or agent, and inures to the benefit of the heirs, executors, and administrators of the person. (g) A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against the person and incurred by the person in that capacity, or arising out of that status, whether or not the corporation has the power to indemnify the person against the liability under the provisions of this section.

Articles of Incorporation

GEO Reentry of Alaska, Inc.’s Articles of Incorporation provide that Directors of GEO Reentry of Alaska, Inc. shall not be personally liable to GEO Reentry of Alaska, Inc. or its shareholders for monetary damages for acts or omissions that occur after the effective date of the Articles of Incorporation for the breach of their fiduciary duty as a Director, provided, however, that such exemption from liability shall not apply to (i) a breach of a Director’s duty of loyalty to the Corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) willful or negligent conduct involved in the payment of dividends or the repurchase of stock from other than lawfully available funds; or (iv) a transaction from which the Director derived improper personal benefit.

Bylaws

GEO Reentry of Alaska, Inc.’s bylaws are silent with respect to indemnification. However, see the discussion regarding indemnification provisions in the Alaska statutes.

Registrant organized as a corporation in Colorado

The Colorado Business Corporations Act. Section 7-109-101 et seq. of the Colorado Business Corporations Act empowers a Colorado corporation, such as B.I. Incorporated, to indemnify its directors, officers, employees and agents under certain circumstances. A corporation must indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, officer, employee, fiduciary or agent, against reasonable expenses incurred by him or her in connection with the proceeding. A corporation may indemnify a person made a party to a proceeding because the person is or was a director, officer, employee, fiduciary or agent if the person conducted himself or herself in good faith and the person reasonably believed that his or her conduct was in or not opposed to the best interests of the corporation (or in the case of a criminal proceeding, had a reasonable belief that his or her conduct was not unlawful), except that no indemnification is allowed in connection with a proceeding by or in the right of the corporation in which the person seeking indemnification was adjudged to be liable to the corporation or in connection with any other proceeding in which the person was adjudged liable on the basis that he or she derived an improper personal benefit. A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of another domestic or foreign corporation or other person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from his or her status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under Section 7-109-101 et seq.

Bylaws

B.I. Incorporated’s bylaws are silent with respect to indemnification. However, see the discussion regarding indemnification provisions in the Colorado statutes.

Registrants formed as limited liability companies in Colorado

Colorado Limited Liability Company Act. Section 7-80-104(1)(k) of the Colorado Limited Liability Company Act permits a company to indemnify a member or manager or former member or manager of the limited liability company as provided in Section 7-80-407. Under Section 7-80-407, a limited liability company shall reimburse a member or manager for payments made, and indemnify a member or manager for liabilities incurred by the member or manager, in the ordinary conduct of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

Operating Agreements

Community Corrections, LLC’s Operating Agreement provides that each manager, officer and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Community Corrections, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Community Corrections, LLC, the disposition of liability of Community Corrections, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Community Corrections, LLC.

Arapahoe County Residential Center, LLC’s Operating Agreement provides that each manager, officer and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Arapahoe County Residential Center, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Arapahoe County Residential Center, LLC, the disposition of liability of Arapahoe County Residential Center, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Arapahoe County Residential Center, LLC.

Registrants incorporated as corporations in Massachusetts

Massachusetts Business Corporation Act. Section 8.51 of the Massachusetts General Laws (“MBCA”) provides that a corporation may indemnify its directors against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred in connection with any litigation or other legal proceeding brought against any director by virtue of his position as a director of the corporation unless he is deemed to have not acted in good faith in the reasonable belief that his action was in the best interest of the corporation or that his conduct was at least not opposed to the best interests of the corporation, and in the case of any criminal proceeding, unless he had reasonable cause to believe his conduct was unlawful. Under Section 8.51 of the MBCA, a corporation may also indemnify a director if he engaged in conduct for which he is not liable under a provision of the articles of organizations authorized by Section 2.02(b)(4) of the MBCA, which authorized provisions elimination or limiting the personal liability of a director to the corporation for monetary damages for certain breaches of fiduciary duty. Section 8.52 of the MBCA provides that a corporation must indemnify a director who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding. Section 8.56 of the MBCA provides that a corporation may indemnify its officers to the same extent as its directors and, for officers that are not directors or officers who are made a party to a proceeding on the basis of an act or omission solely as an officer, except for liability arising out of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, to the extent provided by (i) the articles of organization, (ii) the bylaws, (iii) a vote of the board of directors or (iv) a contract. Section 8.57 of the MBCA authorizes a corporation to purchase and maintain insurance on behalf of an individual who is a director or officer of the corporation, or who, while a director or officer of the corporation, serves at the corporation’s request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by him in that capacity or arising from his status as a director or officer, whether or not the corporation would have power to indemnify or advance expenses to him against such liability. The articles of organization of Civigenics, Inc. eliminate the liability of directors to such corporation for monetary damages for breaches of fiduciary duty as a director, notwithstanding any provision of law imposing such liability, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 of Chapter 156B of the Massachusetts General Laws, as now in effect or hereafter amended, or (iv) for any transaction from which the director derived an improper personal benefit.

Bylaws

Civigenics, Inc.’s By-laws provide that except as otherwise provided in the By-laws, Civigenics, Inc. shall indemnify to the fullest extent permitted by law an individual who is a party to a proceeding because he or she is a director or officer against liability incurred in the proceeding if: (1)(i) he or she conducted himself or herself in good faith; and (ii) he or she reasonably believed that his or her conduct was in the best interests of Civigenics, Inc. or that his or her conduct was at least not opposed to the best interests of Civigenics, Inc.; and (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or (2) he or she engaged in conduct for which he or she shall not be liable under a provision of the Articles of Organization authorized by Section 2.02(b)(4) of the MBCA or any successor provision to such section. The By-laws further provide that a director’s or officer’s conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of Civigenics, Inc. The By-laws also provide that the termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director or officer did not meet the relevant standard of conduct described in the By-laws. The By-laws also provide that unless ordered by a court, Civigenics, Inc. may not indemnify a director or officer under the By-laws if his or her conduct did not satisfy the standards set forth above.

SECON, Inc.’s By-laws provide that except as otherwise provided in the By-laws, SECON, Inc. shall indemnify to the fullest extent permitted by law an individual who is a party to a proceeding because he or she is a director or officer against liability incurred in the proceeding if: (1)(i) he or she conducted himself or herself in good faith; and (ii) he or she reasonably believed that his or her conduct was in the best interests of SECON, Inc. or that his or her conduct was at least not opposed to the best interest of SECON, Inc.; and (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or (2) he or she engaged in conduct for which he or she shall not be liable under a provision of the Articles of Organization authorized by Section 2.02(b)(4) of the MBCA or any successor provision to such section. The By-laws further provide that a director’s or officer’s conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interest of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of SECON, Inc. The By-laws also provide that the termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director or officer did not meet the relevant standard of conduct described in the By-laws. The By-laws also provide that unless ordered by a court, SECON, Inc. may not indemnify a director or officer under the By-laws if his or her conduct did not satisfy the standards set forth above.

Registrants formed as limited liability companies in Massachusetts

Massachusetts Limited Liability Company Act. Section 8 of the MGL Massachusetts Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its certificate of organization or a written operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Such indemnification may include payment by the limited liability company of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification under Section 8 of the Massachusetts Limited Liability Company Act, which undertaking may be accepted without reference to the financial ability of such person to make repayment. Any such indemnification may be provided although the person to be indemnified is no longer a member or manager. No indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the limited liability company. The certificate of organization or a written operating agreement may eliminate or limit the personal liability of a member or manager for breach of any duty to the limited liability company or to another member or manager.

Operating Agreement

Civigenics Management Services, LLC’s Operating Agreement provides that each manager, officer and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Civigenics Management Services, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Civigenics Management Services, LLC, the disposition of liability of Civigenics Management Services, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Civigenics Management Services, LLC.

Registrants formed as limited liability companies in New Jersey

Revised Uniform Limited Liability Company Act of New Jersey. Section 42:2C-38 of the Revised Uniform Limited Liability Company Act of New Jersey provides that a limited liability company shall indemnify a person who is a member of a member-managed company, a manager of a manager-managed company, officer, employee or agent of the indemnifying company or of any constituent company, a company agent, against expenses to the extent that the company agent is successful on the merits or otherwise in any proceeding brought against the company agent by reason of the company agent serving as a company agent or serving another enterprise at the request of the limited liability company. A limited liability company shall indemnify a company agent against any debt, obligation, expense or other liability incurred by that company agent in the course of the company agent’s activities on behalf of the limited liability company or another enterprise at the request of the limited liability company, if, in making the payment or incurring the debt, obligation, expense or other liability, the company agent complied with the duties stated in sections of the act regarding limitations on distribution and standards of conduct for members and managers.

Operating Agreement

CEC Staffing Solutions LLC’s Amended and Restated Operating Agreement provides that each manager, officer and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by CEC Staffing Solutions LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by CEC Staffing Solutions LLC, the disposition of liability of CEC Staffing Solutions LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by CEC Staffing Solutions LLC.

Registrants formed as limited liability companies in Pennsylvania

Pennsylvania Uniform Limited Liability Company Act of 2016. Chapter 88, Subchapter D, Section 8848(b) of the Pennsylvania Uniform Limited Liability Company Act of 2016 provides that a Pennsylvania limited liability company, such as Minsec Companies, LLC, Minsec Treatment, LLC, Fenton Security, LLC, and ADAPPT, LLC, shall indemnify and hold harmless a person with respect to any claim or demand against the person and any debt, obligation or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager, if the claim, demand, debt, obligation or other liability does not arise from the person’s breach of the statutory provisions relating to limitations on distributions, management of the limited liability company, standards of conduct for members or standards of conduct for managers. Such indemnification shall not be made in any case where the act giving rise to the claim for indemnification is determined by a court to constitute recklessness, willful misconduct or a knowing violation of law.

Operating Agreements

Minsec Companies, LLC’s Second Amended and Restated Operating Agreement provides that each manager, officer and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Minsec Companies, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Minsec Companies, LLC, the disposition of liability of Minsec Companies, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Minsec Companies, LLC.

Minsec Treatment, LLC’s Second Amended and Restated Operating Agreement provides that each manager, officer and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Minsec Treatment, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Minsec Treatment, LLC, the disposition of liability of Minsec Treatment, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Minsec Treatment, LLC.

Fenton Security, LLC’s Operating Agreement provides that each manager, officer and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by Fenton Security, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by Fenton Security, LLC, the disposition of liability of Fenton Security, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by Fenton Security, LLC.

ADAPPT, LLC’s Operating Agreement provides that each manager, officer and the member, each of the foregoing persons referred to as a “Covered Person,” shall be indemnified by ADAPPT, LLC to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities, by the Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person shall be threatened, in connection with the acquisition of property or assets by ADAPPT, LLC, the disposition of liability of ADAPPT, LLC or the conduct of its business. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any claim, action, suit or proceeding shall be paid by ADAPPT, LLC.

Registrants incorporated as corporations in Texas

Texas Business Organizations Code. Title 1, Chapter 8 of the Texas Business Organizations Code (“TBOC”) provides CiviGenics-Texas, Inc. broad powers and authority to indemnify its directors and officers and to purchase and maintain insurance for such purposes. The TBOC provides that, subject to certain limitations, a corporation may indemnify a governing person, former governing person, or delegate who was, is, or is threatened to be made a respondent in a proceeding, to the extent that it is determined that the person acted in good faith; that the person reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests; and, in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. With respect to expenses, the amount of expenses other than a judgment must be reasonable.

Articles of Incorporation

CiviGenics-Texas, Inc.’s Articles of Incorporation provide that the liability of directors of CiviGenics-Texas, Inc. is eliminated to the fullest extent permitted by the provisions of the Texas Business Corporation Act (“TBCA”) and by the provisions of the Texas Miscellaneous Corporation Laws Act, as the same may be amended and supplemented. The Articles of Incorporation further provide that CiviGenics-Texas, Inc. shall, to the fullest extent permitted by the provisions of Article 2.02-1 of TBCA, as the same may be amended and supplemented, indemnify any and all persons whom CiviGenics-Texas, Inc. shall have the power to indemnify under said article from and against any and all of the expenses, liabilities, or other matters referred to or covered by said article.

By-laws

CiviGenics-Texas, Inc.’s By-laws provide that except as otherwise provided in the By-laws, CiviGenics-Texas, Inc. shall indemnify to the fullest extent permitted by law an individual who is a party to a proceeding because he or she is a director or officer against liability incurred in the proceeding if: (1)(i) he or she conducted himself or herself in good faith; and (ii) he or she reasonably believed that his or her conduct was in the best interests of CiviGenics-Texas, Inc. or that his or her conduct was at least not opposed to the best interests of CiviGenics-Texas, Inc.; and (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or (2) he or she engaged in conduct for which he or she shall not be liable under a provision of the Articles of Incorporation authorized by the TBCA or any successor provision. The By-laws further provides that a director’s or officer’s conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of CiviGenics-Texas, Inc. The By-laws also provide that the termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director or officer did not meet the relevant standard of conduct described in the By-laws. The By-laws also provide that unless ordered by a court, CiviGenics-Texas, Inc. may not indemnify a director or officer under the By-laws if his or her conduct did not satisfy the standards set forth above.

Registrants formed as limited liability companies in Wyoming

Wyoming Limited Liability Company Act. Section 17-29-408 of the Wyoming Limited Liability Company Act (“Wyoming LLC Act”) provides that a limited liability company shall indemnify for any debt, obligation or other liability incurred by a member of a member-managed company or a manager of a manager-managed company in the course of the member’s or manager’s activities on behalf of the company, if, in incurring such debt, obligation or other liability, the member or manager complied with the duties stated in the Wyoming LLC Act. The Wyoming LLC Act also provides that a limited liability company may purchase and maintain insurance on behalf of a member or manager of the company against liability asserted against or incurred by the member or manager in that capacity or arising from that status.

Operating Agreement

CCC Wyoming Properties, LLC’s Operating Agreement provides that CCC Wyoming Properties, LLC shall indemnify its members for all costs, losses, liabilities, and damages paid or accrued by its members (either as members or as agents) in connection with the business of CCC Wyoming Properties, LLC or because such person is a member, to the fullest extent provided or allowed by the law of the State of Wyoming. In addition, CCC Wyoming Properties, LLC shall advance costs of participation in any proceeding to the members. The members may indemnify all other employees and agents of CCC Wyoming Properties, LLC for all costs, losses, liabilities, and damages paid or accrued by the agent or employee in connection with the business of CCC Wyoming Properties, LLC or because such person is an agent or employee, to the fullest extent provided or allowed by the laws of Wyoming.

Registrants formed as general partnerships in Wyoming

Wyoming Uniform Partnership Act. Section 17-21-306 of the Wyoming Uniform Partnership Act (“Wyoming UPA”) provides that all partners are liable jointly and severally for all obligations of the partnership unless otherwise agreed by the claimant or provided by law. Section 17-21-309 of the Wyoming UPA holds a person admitted as a partner into a partnership is liable for all obligations of the partnership arising before the person’s admission as if the person had been a partner when the obligations were incurred, but that liability may only be satisfied out of partnership property. Section 17-21-103(a) states that except as provided in subsection (b) of that section, a partnership agreement governs relations among the partners and between the partners and the partnership.

Partnership Agreement

The Amended and Restated Partnership Agreement of Community Alternatives provides that except as otherwise expressly provided by Wyoming law, the debts, obligations and liabilities of the partnership, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the partnership, and the manager shall not be obligated personally for any such debt, obligation or liability of the partnership solely by reason of being the manager of the partnership. The Amended and Restated Partnership Agreement of Community Alternatives also provides that the partnership may purchase and maintain insurance, on behalf of the partners and such other persons as the partners shall determine, against any liability that may be asserted against or expense that may be incurred by, such persons in connection with the business or activities of the partnership.

Item 16.	Exhibits.

Exhibit No.	Description

1.1	Form of Underwriting Agreement for Common Stock.*

1.2	Form of Underwriting Agreement for Preferred Stock.*

1.3	Form of Underwriting Agreement for Debt Securities.*

1.4	Form of Underwriting Agreement for Warrants.*

3.1	Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on June 30, 2014).

3.2	Articles of Merger, effective as of June 27, 2014 (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed on June 30, 2014).

3.3	Articles of Amendment to the Amended and Restated Articles of Incorporation of The GEO Group, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on April 26, 2017).

3.4	Third Amended and Restated Bylaws of The GEO Group, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on June 21, 2021).

3.5	Amendment to Third Amended and Restated Bylaws, effective January 21, 2022 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on January 27, 2022).

3.6	Amendment to Third Amended and Restated Bylaws, effective February 14, 2022 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on February 18, 2022).

3.7	Amendment to Third Amended and Restated Bylaws, effective December 27, 2022 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on December 28, 2022).

4.1	Form of Indenture for Senior Debt Securities.**

4.2	Form of Indenture for Subordinated Debt Securities.**

4.3	Supplemental Indenture to Form of Indenture for Senior Debt Securities.*

4.4	Supplemental Indenture to Form of Indenture for Subordinated Debt Securities.*

4.5	Form of Senior Debt Securities.*

4.6	Form of Subordinated Debt Securities.*

4.7	Form of Certificate of Designation of Preferred Stock.*

4.8	Form of Certificate for Preferred Stock.*

Exhibit No.	Description

4.9	Form of Warrant Agreement.*

4.10	Form of Warrant.*

4.11	Form of Guarantee of Debt Securities.*

4.12	Form of Unit.*

4.13	Form of Unit Agreement.*

5.1	Opinion of Akerman LLP.**

5.2	Opinion of Dorsey & Whitney LLP, as to matters of Alaska law.**

5.3	Opinion of Foley Hoag LLP, as to matters of Massachusetts law.**

5.4	Opinion of Greenbaum, Rowe, Smith & Davis LLP, as to matters of New Jersey law.**

5.5	Opinion of Eckert Seamans Cherin & Mellott, LLC, as to matters of Pennsylvania law.**

5.6	Opinion of Holland & Hart LLP, as to matters of Wyoming law.**

23.1	Consent of Grant Thornton LLP, independent registered public accounting firm.**

23.2	Consent of Akerman LLP (included in Exhibit 5.1 hereto).**

23.3	Consent of Dorsey & Whitney LLP (included in Exhibit 5.2 hereto).**

23.4	Consent of Foley Hoag LLP (included in Exhibit 5.3 hereto).**

23.5	Consent of Greenbaum, Rowe, Smith & Davis LLP (included in Exhibit 5.4 hereto).**

23.6	Consent of Eckert Seamans Cherin & Mellott, LLC (included in Exhibit 5.5 hereto).**

23.7	Consent of Holland & Hart LLP (included in Exhibit 5.6 hereto).**

24.1	Power of Attorney (included on signature pages hereto).**

25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 for Senior Debt Securities.**

25.2	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 for Subordinated Debt Securities.**

107	Calculation of Filing Fee Tables**

*	To be filed by post-effective amendment, as applicable, or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.
**	Filed herewith.

Item 17.	Undertakings.

(a) The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)

to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered

(if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” or “Calculation of Registration Fee” table, as applicable, in the effective registration statement; and

(iii)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) of this Section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act to any purchaser:

(i)

Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this registration statement as of the date the filed prospectus was deemed part of and included in this registration statement; and

(ii)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in this registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)

That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

THE GEO GROUP, INC.

/s/ Brian R. Evans
Brian R. Evans
Senior Vice President and Chief Financial Officer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Senior Vice President and Chief Financial Officer and Joe Negron, Senior Vice President, General Counsel and Corporate Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	Chief Executive Officer and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Executive Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)	October 30, 2023

/s/ Thomas C. Bartzokis Thomas C. Bartzokis	Director	October 30, 2023

/s/ Jack Brewer Jack Brewer	Director	October 30, 2023

/s/ Scott M. Kernan Scott M. Kernan	Director	October 30, 2023

Signature	Title	Date

/s/ Lindsay L. Koren Lindsay L. Koren	Director	October 30, 2023

/s/ Terry Mayotte Terry Mayotte	Director	October 30, 2023

/s/ Andrew N. Shapiro Andrew N. Shapiro	Director	October 30, 2023

/s/ Julie Myers Wood Julie Myers Wood	Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

ADAPPT, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director of Civigenics, Inc., the Sole Member of ADAPPT, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Arapahoe County Residential Center, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director of Civigenics, Inc., the Sole Member of Community Corrections, LLC, the Sole Member of Arapahoe County Residential Center, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

B.I. Incorporated

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director (Principal Executive, Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

/s/ George C. Zoley George C. Zoley	Director	October 30, 2023

/s/ Jose Gordo Jose Gordo	Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Behavioral Acquisition Corp.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director (Principal Executive, Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

/s/ George C. Zoley George C. Zoley	Director	October 30, 2023

/s/ Jose Gordo Jose Gordo	Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Behavioral Holding Corp.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director (Principal Executive, Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

/s/ George C. Zoley George C. Zoley	Director	October 30, 2023

/s/ Jose Gordo Jose Gordo	Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

BI Mobile Breath, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director (Principal Executive, Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

/s/ George C. Zoley George C. Zoley	Director	October 30, 2023

/s/ Jose Gordo Jose Gordo	Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

BII Holding Corporation

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director (Principal Executive, Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

/s/ George C. Zoley George C. Zoley	Director	October 30, 2023

/s/ Jose Gordo Jose Gordo	Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

BII Holding I Corporation

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director (Principal Executive, Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

/s/ George C. Zoley George C. Zoley	Director	October 30, 2023

/s/ Jose Gordo Jose Gordo	Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Broad Real Estate Holdings LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Chief Financial Officer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jose Gordo Jose Gordo	President (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director of GEO Operations, Inc., the Sole Member of CCMAS LLC, the Sole Member of Broad Real Estate Holdings LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

CCC Wyoming Properties, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Chief Financial Officer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jose Gordo Jose Gordo	President (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Senior Vice President and Chief Financial Officer of The GEO Group, Inc., the Majority Member of CCC Wyoming Properties, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

CCMAS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director of GEO Operations, Inc., the Sole Member of CCMAS LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

CEC Intermediate Holdings LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Chief Financial Officer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jose Gordo Jose Gordo	President (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Senior Vice President and Chief Financial Officer of The GEO Group, Inc., the Sole Member of CEC Parent Holdings LLC, the Sole Member of CEC Intermediate Holdings LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

CEC Parent Holdings LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Senior Vice President and Chief Financial Officer of The GEO Group, Inc., the Sole Member of CEC Parent Holdings LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

CEC Staffing Solutions LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director of GEO Operations, Inc., the Sole Member of CEC Staffing Solutions LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Civigenics Management Services, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director of Civigenics, Inc., the Sole Member of Civigenics Management Services, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Civigenics, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

CiviGenics-Texas, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Clearstream Development LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Bruce Brown Bruce Brown	Vice President, Real Estate and Manager	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Community Alternatives

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Chief Financial Officer of CCC Wyoming Properties, LLC, a General Partner of Community Alternatives

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer of CCC Wyoming Properties, LLC, a General Partner of Community Alternatives, and Joe Negron, Senior Vice President, General Counsel and Corporate Secretary of The GEO Group, Inc. and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Chief Financial Officer of CCC Wyoming Properties, LLC, a General Partner of Community Alternatives	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director of Community Education Centers, Inc., Manager of Community Alternatives	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Community Corrections, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director of Civigenics, Inc., the Sole Member of Community Corrections, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Community Education Centers, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Cornell Companies, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Cornell Corrections Management, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Manager (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director of Cornell Companies, Inc., the Sole Member of Cornell Corrections Management, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Cornell Corrections of Rhode Island, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Cornell Corrections of Texas, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Correctional Properties Prison Finance, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director of GEO Acquisition II, Inc., the Sole General Partner of CPT Operating Partnership L.P., the Sole Member of Correctional Properties Prison Finance, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Correctional Properties, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	Chief Executive Officer and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Manager (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ James Black James Black	Vice President, Operations and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Senior Vice President and Chief Financial Officer of The GEO Group, Inc., the Sole Member of Correctional Properties, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Correctional Services Corporation, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Chief Financial Officer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	Chief Executive Officer of The GEO Group, Inc., the Sole Member of Correctional Services Corporation, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Correctional Systems, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Manager (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Senior Vice President and Chief Financial Officer of The GEO Group, Inc., the Sole Member of Correctional Systems, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

CPT Limited Partner, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jose Gordo Jose Gordo	President (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director of GEO Acquisition II, Inc., the Sole Member and Manager of CPT Limited Partner, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

CPT Operating Partnership L.P.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jose Gordo Jose Gordo	President (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director of GEO Acquisition II, Inc., the Sole General Partner of CPT Operating Partnership L.P.	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Fenton Security, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director of Civigenics, Inc., the Sole Member of Fenton Security, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Acquisition II, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Care LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Manager (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Senior Vice President and Chief Financial Officer of The GEO Group, Inc., the Sole Member of GEO Care LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO CC3 Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Corrections Holdings, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	Chief Executive Officer and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO CPM, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Holdings I, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO International Services, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

/s/ James Black James Black	Vice President, Secure Services and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO LEASING, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Executive and Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	Manager	October 30, 2023

/s/ George C. Zoley George C. Zoley	Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director of GEO Corrections Holdings, Inc., the Sole Member of GEO Leasing, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Management Services, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO MCF LP, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director of Cornell Companies, Inc., the Sole Member of GEO MCF LP, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Operations, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO RE HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President and Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Treasurer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jose Gordo Jose Gordo	President (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President and Treasurer (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Jose Gordo Jose Gordo	Chief Executive Officer of The GEO Group, Inc., the Sole Member and Manager of GEO RE Holdings LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Reentry of Alaska, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Reentry Services, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	Chief Executive Officer and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director of GEO Corrections Holdings, Inc., the Majority Member of GEO Reentry Services, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Reentry, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Secure Services, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James Black James Black	President (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ George C. Zoley George C. Zoley	Manager	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director of GEO Corrections Holdings, Inc., the Majority Member of GEO Secure Services, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO Transport, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President and Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Treasurer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President and Treasurer (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President and Controller (Principal Accounting Officer)	October 30, 2023

/s/ James Black James Black	Vice President and Director	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO/DEL/R/02, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

/s/ James Black James Black	Vice President, Secure Services and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

GEO/DEL/T/02, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

/s/ James Black James Black	Vice President, Secure Services and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Highpoint Investments LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Bruce Brown Bruce Brown	Vice President, Real Estate and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Senior Vice President and Chief Financial Officer of The GEO Group, Inc., the Sole Member of Highpoint Investments LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

MCF GP, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director of Cornell Companies, Inc., the Sole Member of MCF GP, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Minsec Companies, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Senior Vice President and Chief Financial Officer of The GEO Group, Inc., the Sole Member of Minsec Companies, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Minsec Treatment, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager of GEO Reentry Services, LLC, the Sole Member of Minsec Treatment, LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Municipal Corrections Finance, L.P.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jose Gordo Jose Gordo	President (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Manager of MCF GP, LLC, the Sole General Partner of Municipal Corrections Finance, L.P.	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Protocol Criminal Justice, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director (Principal Executive, Financial and Accounting Officer)	October 30, 2023

/s/ George C. Zoley George C. Zoley	Director	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

/s/ Jose Gordo Jose Gordo	Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

Public Properties Development and Leasing LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Manager (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance and Director of GEO Acquisition II, Inc., the Sole General Partner of CPT Operating Partnership L.P., the Sole Member of Public Properties Development and Leasing LLC	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

SECON, Inc.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Director

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman of the Board	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Director (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Director	October 30, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on the 30th day of October, 2023.

WBP Leasing, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: Vice President, Finance, Chief Financial Officer and Manager

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brian R. Evans, Vice President, Finance and Chief Financial Officer, and Joe Negron, Vice President and Secretary and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ George C. Zoley George C. Zoley	Executive Chairman and Manager	October 30, 2023

/s/ Jose Gordo Jose Gordo	President and Manager (Principal Executive Officer)	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Finance, Chief Financial Officer and Manager (Principal Financial Officer)	October 30, 2023

/s/ Ronald A. Brack Ronald A. Brack	Vice President, Accounting (Principal Accounting Officer)	October 30, 2023

/s/ Joe Negron Joe Negron	Vice President, Secretary and Manager	October 30, 2023

/s/ Brian R. Evans Brian R. Evans	Vice President, Chief Financial Officer and Director of Cornell Companies, Inc., the Sole Member of Cornell Corrections Management, LLC, the Sole Member of WBP Leasing, LLC	October 30, 2023